UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2018
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C1	Class C2	Class I
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBCX	FACMX	NIBMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NTCCX	FCMNX	NMBCX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NAAFX	FNTCX	NCNBX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NAFOX	–	NIMOX	FORCX
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and Italy’s populist government, remain on the horizon.
Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. The U.S. economy is expected to regain momentum, boosted by fiscal stimulus, an easing regulatory environment and above-average consumer confidence. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2018

Portfolio Managers’
Comments
Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Minnesota Municipal Bond Fund
Nuveen Nebraska Municipal Bond Fund
Nuveen Oregon Intermediate Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Christopher L. Drahn, CFA, and Michael S. Hamilton review U.S. economic and market conditions, key investment strategies and the performance of the Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund. Chris has managed the Nuveen Minnesota Intermediate Municipal Bond Fund since 1994 and the Nuveen Minnesota Municipal Bond Fund since 2016. Michael has managed the Nuveen Nebraska Municipal Bond Fund since 2016 and the Nuveen Oregon Intermediate Municipal Bond Fund since 1997.
What factors affected the U.S. economy and national municipal bond market during the twelve-month reporting period ended May 31, 2018?
Over the twelve-month reporting period, the U.S. gross domestic product (GDP) growth, after hovering near an annual pace of 3% for most of the reporting period, cooled to 2.2% in the first quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.
Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in May 2018 from 4.3% in May 2017 and job gains averaged around 196,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. Although the January jobs report revealed an unexpected pick-up in wages, the trend moderated in subsequent months. The Consumer Price Index (CPI) increased 2.8% over the twelve-month reporting period ended May 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these nationals rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.4% annual gain in April 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.2% and 6.6%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018 (after the close of the reporting period), was the seventh rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting. The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump decided to withdraw from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April, while the U.S. and North Korea broadcast mixed messages about a summit scheduled for June but ultimately met as planned (after the close of the reporting period).
Municipal bonds recorded a small gain in the reporting period. Optimism about the economy was favorable for credit conditions but also drove interest rates higher, which weighed on bond prices. But, with inflation moving only incrementally higher, the increase in long-term interest rates was less dramatic than feared.
Along with the overall economic outlook, tax reform was a significant market driver for municipal bonds in this reporting period. Early drafts of the tax bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.
The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.
Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $400.3 billion in this reporting period, an 8.0% drop from the issuance for the twelve-month reporting period ended May 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions, the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transac-

tions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.
What were the economic and market environments in Minnesota, Nebraska and Oregon during the twelve-month reporting period ended May 31, 2018?
Minnesota’s economic growth lagged the national growth rate in 2017 with Minnesota’s GDP growing 1.9% but outpaced its regional peers, ranking as the 23rd fastest growing state economy. Minnesota’s GDP growth was driven by gains in health care and social assistance, wholesale trade, durable goods manufacturing, finance & insurance, real estate and rental & leasing sectors. As of May 2018, Minnesota’s unemployment rate of 3.1% remained well below the national unemployment rate of 3.8%. Home prices in the Minneapolis area were up 6.5% year-over-year as of April 2018 (most recent data available at the time this report was prepared), according to the S&P/Case-Shiller Home Price Index. Minnesota’s budget is on a two-year cycle. Going into the current Fiscal Year Minnesota has a $329 million surplus. The Governor recently vetoed a budget bill and tax bill, passed by the Legislature. The budget bill would have appropriated $150 million in new spending in addition to the $46 billion two-year budget that was adopted last year. The tax bill was introduced to reconcile the State’s income tax code with federal changes. S&P and Moody’s ratings are AA+ and Aa1, respectively with stable outlooks. For the twelve months ended May 31, 2018, municipal issuance in Minnesota totaled $7.1 billion, representing an 11.7% decrease from the twelve months ended May 31, 2017.
Nebraska’s economic growth trailed the national growth rate at 0.6%, compared to national GDP growth of 2.1%, ranking as the 41st in the nation. State GDP growth was largely driven by gains in nondurable & durable goods manufacturing, finance & insurance, and retail trade. However, these were offset by losses in agriculture, forestry, fishing & hunting, and construction. As of May 2018, Nebraska’s unemployment rate was a low 2.8%, lower than the previous year’s rate, and remains well below the national unemployment rate of 3.8%. Nebraska’s economy remains less diverse than other states, with a high dependence on agriculture and food processing. The state is in the 2nd year of its two year budget ending in 2019. Revenues are projected to come in $55 million ahead of budget. The state was originally facing a $900 million shortfall when the State passed the $8.9 billion Fiscal Year 2018-2019 two year budget in May 2017. The State plans to use the surplus revenues to increase General Fund reserves and towards next year’s budget. The State of Nebraska only has one legislative house with 49 senators. Nebraska’s constitution prohibits the issuance of general obligation debt, leading Nebraska to have the lowest debt burden of any state as measured on a per-capita basis and as a percentage of personal income. Nebraska held a general obligation credit equivalent rating from S&P of AAA and from Moody’s at Aa1; both have stable outlooks. For the twelve months ended May 31, 2018, municipal issuance in Nebraska totaled $2.4 billion, representing a 24.5% decrease from the twelve months ended May 31, 2017.
Oregon’s economy has continued to expand at a healthy pace. In 2017, the state’s economy expanded at a strong rate of 2.5%, just above the national growth rate of 2.3%. As of May 2018, the state’s unemployment rate was 4.1%, above the national unemployment rate of 3.8%. The state is adding jobs at a rapid pace, especially tech jobs, but a labor shortage is making those hard to fill and driving up wages. Intel, with more than 18,600 employees, ranked as the state’s largest private employer. Oregon’s housing market is also expanding faster than the national rate due to job openings and population growth. Home prices in the Portland area were up 5.9% year-over-year as of April 2018 (most recent data available at the time this report was prepared), according to the S&P/Case-Shiller Home Price Index. The State of Oregon enacted a $21.1 billion 2017-19 General Fund biennium budget that is projected to continue adding to reserves in the rainy day fund and educational stability fund for a total of $1.2 billion by the end of the 2019 biennium. Oregon has no sales tax and personal income taxes make up a substantial percentage of the state’s revenues, accounting for a significant 88% of general fund revenues. In April 2015, the Oregon Supreme Court overturned a large portion of the pension reforms enacted by the state in 2013. Due to this, as well as the lowering of the discount rate, the overall pension liability has increased and caused an

Portfolio Managers’ Comments (continued)
increase in pension contributions by $385 million for the 2019-21 biennium. As of June 2018 (after the close of the reporting period), Oregon’s general obligation bonds were rated Aa1 (stable) from Moody’s and AA+ (stable) by S&P. For the twelve months ended May 2018, Oregon issued $4.6 billion in municipal bonds, a gross issuance decrease of 37% from the twelve months ended May 2017.
How did the Funds perform during the twelve-month reporting period ended May 31, 2018?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year- five-year, ten-year and/or since-inception periods ended May 31, 2018. The returns for each Fund’s Class A Shares at net asset value are compared with the performance of a corresponding market index and Lipper classification average.
For the reporting period, the Class A Shares at NAV of the Nuveen Minnesota Intermediate Municipal Bond Fund outperformed the S&P Municipal Bond Intermediate Index and its Lipper classification average. Similarly, the Class A Shares at NAV of the Nuveen Minnesota Municipal Bond Fund outperformed the S&P Municipal Bond Index and its Lipper classification average. Meanwhile, the Class A shares of the Nuveen Nebraska Municipal Bond Fund underperformed the S&P Municipal Bond Index but outpaced its Lipper classification average and the Nuveen Oregon Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index while slightly surpassing its Lipper classification average.
What strategies were used to manage the Funds during the reporting period, and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2018?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Minnesota Intermediate Municipal Bond Fund
The Nuveen Minnesota Intermediate Municipal Bond Fund outperformed the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended May 31, 2018.
Compared with the S&P index, the Fund’s duration (interest rate) and yield curve positioning was a positive factor. Our preference for longer intermediate bonds (such as those with maturities of 10 to 20 years) added value, given a market environment in which shorter intermediate term bonds fared worse than longer-term issues.
The Fund also benefited from its credit quality exposure. During the reporting period, lower rated bonds generally outperformed their higher quality counterparts, as investors demonstrated increased willingness to assume credit risk as a trade-off for added yield. In this environment, the Fund was helped by its higher-than-index allocation to bonds at the middle and lower end of the credit spectrum, most notably those with credit ratings of A, BBB and BB, as well as non-rated bonds. Tempering this outperformance, however, was our modest underweighting in B rated bonds, which as a group performed relatively well for the reporting period.
Looking at the Fund’s sector positioning, the Fund benefited when some of its bonds were pre-refunded during the reporting period. This resulted in an initial price boost for the bonds, reflecting their newly upgraded credit quality and reduced interest rate risk. The Fund also saw favorable results from its exposure to higher education bonds.
New purchases for the portfolio during the reporting period focused on Minnesota bonds with maturities ranging from approximately 10 to 18 years, a range we frequently prefer for some intermediate funds due to the municipal yield curve's positive slope.
Purchases took place across several sectors, including various health care issues that we believed provided good value. These acquisitions included A rated hospital bonds of Fairview Health and a number of non-rated bonds of senior housing facilities, such as Presbyterian Homes (St. Paul Park), Samaritan Bethany (Rochester) and Country Manor (Sartell). We also purchased non-rated lease bonds of Virginia, Minnesota relating to the local St. Mary’s hospital facility. Other notable purchases included various AA rated school district bonds, which are frequent issuers in the Minnesota marketplace.

One other theme to our management during the reporting period included tax-loss swapping. This entailed selling some bonds in the portfolio with lower book yields at a loss for other securities able to offer higher income for purposes of the Fund's dividend.
Nuveen Minnesota Municipal Bond Fund
The Nuveen Minnesota Municipal Bond Fund outpaced the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.
Relative to the index, the Fund benefited from its duration (interest rate) and yield curve positioning. During the reporting period, the yield curve flattened. Although yields rose across the board, yields on shorter-term bonds rose significantly more than those on longer-term bonds. The higher income generally earned on longer bonds was also a positive. As a result, the Fund’s overweighting of generally longer-dated bonds proved beneficial.
Our credit quality positioning lifted relative performance. During the reporting period, investors proved willing to take on additional credit risk in exchange for yield. This tendency lifted the performance of lower rated bonds compared with their higher rated counterparts. Against this backdrop, our overweighted stance in the lower credit quality tiers (especially BBB, BB and non-rated) was advantageous. One exception was our slight underweighting in the single B credit tier; in light of these securities’ strong results, our more limited exposure to the category detracted.
Our allocation to lower coupon bonds, particularly those with coupons under 4%, modestly hampered results. Throughout the reporting period, we took advantage of opportunities to reduce exposure to these lower coupon bonds, which can be more vulnerable to rising interest rates. We were somewhat successful in this goal but continued to look for opportunities to shrink the Fund’s exposure to this type of bond structure by repositioning into bonds with higher nominal coupons, which often offer more balanced performance potential.
In purchasing new bonds for the portfolio, we used the sale proceeds of these lower coupon bonds, as well as funds received through new shareholder investments, bond calls and bond maturities, to purchase bonds with maturities ranging mostly from roughly 12 to 25 years. Given the supply we were finding in the Minnesota marketplace throughout the reporting period, this was the portion of the yield curve where we identified the most favorable risk/reward trade-off for shareholders.
As a result of our purchase and sale activity, the Fund’s exposure to A rated bonds went up significantly, with much of that increase coming in the first half of the reporting period. At that time, several large A rated bond issues came to market. We purchased bonds of Fairview Health, a Minnesota hospital system, and Saint Paul District Energy, a utility provider. Other notable purchases during the reporting period included non-rated senior housing bonds issued by Presbyterian Homes and Samaritan Bethany, as well as BBB- rated bonds of Bethel University. We also purchased a variety of AA rated school district bonds, which are in aggregate frequent issuers in the state's municipal primary market.
As rates rose during the reporting period, we took advantage of market conditions to engage in tax-loss swapping, exchanging bonds with a loss and a low embedded book yield for other issues in order to improve the income-generation characteristics of the Fund in support of its dividend.
Nuveen Nebraska Municipal Bond Fund
The Nuveen Nebraska Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2018.
Sector positioning was the main detractor from the Fund’s relative performance, primarily due to our overweighting in pre-refunded bonds. These high quality, short-maturity securities were generally out of favor given investors’ preference for bonds with comparatively high yields.

Portfolio Managers’ Comments (continued)
To a lesser extent, the Fund’s significant overweighting in the public utilities sector hurt relative performance. Public utilities bonds represent roughly one-third of the Nebraska municipal market, but only about three percent of the national index. Because this generally higher quality sector lagged lower quality, higher yielding sectors during the reporting period, the Fund’s natural overweighting here was therefore detrimental. (The Fund, notably, was still underweighted in public utilities bonds relative to the Nebraska market.)
On the positive side, yield curve positioning contributed to results. The portfolio benefited from larger-than-index exposure to bonds with effective durations of eight years and longer, a segment that outpaced the index. Also helping results was the Fund’s underweighting in bonds with effective durations of six years and shorter, which underperformed as interest rates rose and investors sought higher yields among longer-term alternatives.
Credit quality positioning was another positive performance factor. Overweighting lower investment grade bonds (rated A) added value, given their relative outperformance during the reporting period amid strong demand for higher yielding bonds. Additionally, underweighting securities rated AAA, the highest quality credit tier in the marketplace, had a positive performance impact because these bonds generally lagged.
The Fund experienced sizable investment inflows this reporting period. Along with the proceeds from bond calls and maturities, as well as limited sales of very short term, lower yielding holdings at what we viewed as attractive valuations, we had significant money to invest. We worked to deploy these proceeds at opportune times, particularly when yields were comparatively high and valuations were attractive.
Our purchases generally focused on bonds with maturities beyond nine years, as their comparatively high yields added to the Fund’s income. To help reinforce the Fund’s diversification, our purchases spanned a number of sectors, including local tax, health care, utilities and higher education, as well as airport bonds. We also added to our holdings in in the U.S. territory of Guam, which we believed offered more attractive yields and potential for total return than similar securities in Nebraska. At the reporting period end, the Fund also had positions in bonds issued in various other states. Our view was that these out-of-state bonds were suitable for the Fund given their higher yields and attractive valuations, even as they were subject to state income taxation for Nebraska residents.
Nuveen Oregon Intermediate Municipal Bond Fund
The Nuveen Oregon Intermediate Municipal Bond Fund lagged the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended May 31, 2018. This result largely reflected the underperformance of Oregon intermediate municipal bonds relative to the national intermediate municipal market. Oregon’s market was hampered by the comparatively poor performance of local tax-backed bonds, which make up a larger part of the state index and thus, posed a challenge for the Fund and its naturally larger allocation to Oregon debt.
The Fund’s yield curve positioning was, however, a positive performance factor. During the reporting period, we had a larger exposure than the index to longer-term bonds with effective durations of eight years and longer, allowing us to capture comparatively high yields. Simultaneously, we were underweighted in securities with effective durations of less than eight years, reflecting our view that they would be more vulnerable to rising interest rates. Indeed, shorter-term securities underperformed longer-term bonds as rates moved higher.
Another notable performance contributor was the Fund’s credit rating positioning. Having less exposure than the index to the highest rated bonds (AAA and AA) and more exposure to lower rated investment grade securities (BBB and A) worked to the Fund’s advantage. Lower quality securities were in comparatively strong demand given their higher yields, which helped them outpace higher rated securities.
Significant investment inflows, as well as some bond calls and maturities, provided us with proceeds to make new investments this reporting period. Many of our purchases were of bonds with maturities of ten to thirteen years, an area of the yield curve in which we believed yields were attractive and commensurate with the securities’ risks. We also added to some holdings in the six- to eight-year part of the yield curve, where we identified some attractive continuing care facility bonds in the health care sector. Other additions included local tax-backed bonds for school districts across the state. We bought the bulk of these at various times of heavy supply and, therefore, attractive valuations.

Early in the reporting period, we bought a variable rate security issued by Salem Hospital. The bond carried a seven-day call feature, which allowed us the flexibility to own an issue that we found attractive without incurring the added interest rate risk of the underlying bond. Additionally, its floating rate feature meant its yield moved higher as interest rates rose and, as such, delivered an increasing amount of income to the Fund.
In selling bonds during the reporting period, we traded some lower yielding securities to make way for our purchases of higher yielding alternatives and to make the portfolio less vulnerable to rising interest rates.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of May 31, 2018, the Funds had positive UNII balances for tax purposes. Minnesota Intermediate had a positive UNII balance, while Minnesota, Nebraska and Oregon Intermediate had negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares, Class C1 Shares and Class C2 Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares, Class C1 Shares and Class C2 Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of each share class without the imposition of a sales charge or fee. The automatic conversion of Class C Shares, Class C1 Shares and Class C2 Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.92%	2.42%	3.75%
Class A Shares at maximum Offering Price	(2.08)%	1.79%	3.43%
S&P Municipal Bond Intermediate Index	0.39%	2.64%	4.25%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	(0.20)%	1.60%	3.02%
Class I Shares	1.09%	2.61%	3.90%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.10%	N/A	1.95%
Class C1 Shares	0.45%	1.94%	3.13%
Class C2 Shares	0.33%	1.86%	3.18%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.21%	2.95%	3.85%
Class A Shares at maximum Offering Price	(1.81)%	2.32%	3.53%
Class I Shares	1.49%	3.16%	4.02%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.39%	N/A	1.91%
Class C1 Shares	0.74%	2.47%	3.10%
Class C2 Shares	0.62%	2.37%	3.15%
Since inception returns for Class C, Class C1 and Class C2 Shares are from 2/10/14, 10/28/09 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.26%	1.36%	0.61%
Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.65%	3.07%	4.74%
Class A Shares at maximum Offering Price	(2.58)%	2.19%	4.29%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Minnesota Municipal Debt Funds Classification Average	0.92%	2.30%	3.67%
Class C1 Shares	1.19%	2.62%	4.25%
Class I Shares	1.86%	3.29%	4.93%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.82%	N/A	3.29%
Class C2 Shares	1.08%	2.52%	4.89%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.83%	4.06%	4.88%
Class A Shares at maximum Offering Price	(2.43)%	3.18%	4.43%
Class C1 Shares	1.36%	3.59%	4.39%
Class I Shares	2.13%	4.26%	5.06%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	1.08%	N/A	3.23%
Class C2 Shares	1.25%	3.47%	4.82%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.26%	1.36%	0.61%
Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Nebraska Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.98%	2.56%	3.98%
Class A Shares at maximum Offering Price	(3.24)%	1.68%	3.53%
S&P Municipal Bond Index	1.26%	2.94%	4.32%
Lipper Other States Municipal Debt Funds Classification Average	0.57%	2.09%	3.46%
Class C1 Shares	0.57%	2.10%	3.52%
Class I Shares	1.15%	2.73%	4.18%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.13%	N/A	2.62%
Class C2 Shares	0.50%	1.99%	3.78%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.23%	3.45%	4.09%
Class A Shares at maximum Offering Price	(3.02)%	2.55%	3.64%
Class C1 Shares	0.72%	2.97%	3.63%
Class I Shares	1.49%	3.64%	4.30%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.47%	N/A	2.59%
Class C2 Shares	0.66%	2.86%	3.74%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Gross Expense Ratios	0.93%	1.73%	1.38%	1.48%	0.73%
Net Expense Ratios	0.89%	1.69%	1.34%	1.44%	0.69%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.
Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Oregon Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.13)%	1.81%	3.24%
Class A Shares at maximum Offering Price	(3.13)%	1.20%	2.93%
S&P Municipal Bond Intermediate Index	0.39%	2.64%	4.25%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	(0.20)%	1.60%	3.02%
Class I Shares	0.14%	2.01%	3.43%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(0.96)%	N/A	1.37%
Class C2 Shares	(0.72)%	1.25%	2.61%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.34%	2.35%	3.36%
Class A Shares at maximum Offering Price	(2.69)%	1.74%	3.05%
Class I Shares	0.52%	2.55%	3.54%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(0.48)%	N/A	1.37%
Class C2 Shares	(0.15)%	1.81%	2.60%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%
Effective Leverage Ratio as of May 31, 2018

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2018
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.72%	2.00%	2.33%	2.23%	3.00%
SEC 30-Day Yield	2.04%	1.31%	1.66%	1.56%	2.30%
Taxable-Equivalent Yield (31.9%)[2]	3.00%	1.92%	2.44%	2.29%	3.38%
Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.93%	2.23%	2.61%	2.49%	3.27%
SEC 30-Day Yield	2.32%	1.63%	1.98%	1.88%	2.62%
Taxable-Equivalent Yield (31.9%)[2]	3.41%	2.39%	2.91%	2.76%	3.85%
Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.67%	1.94%	2.29%	2.22%	2.95%
SEC 30-Day Yield - Subsidized	1.98%	1.28%	1.62%	1.53%	2.27%
SEC 30-Day Yield - Unsubsidized	1.97%	1.26%	1.61%	1.51%	2.25%
Taxable-Equivalent Yield - Subsidized (30.8%)[2]	2.86%	1.85%	2.34%	2.21%	3.29%
Taxable-Equivalent Yield - Unsubsidized (30.8%)[2]	2.85%	1.82%	2.33%	2.18%	3.25%

Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.02%	1.26%	1.49%	2.26%
SEC 30-Day Yield	1.66%	0.92%	1.17%	1.91%
Taxable-Equivalent Yield (33.9%)[2]	2.51%	1.39%	1.77%	2.89%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Minnesota Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.1%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	1.1%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	21.0%
Education and Civic Organizations	17.3%
Health Care	14.7%
U.S. Guaranteed	12.3%
Utilities	11.0%
Long-Term Care	10.5%
Transportation	5.3%
Tax Obligation/Limited	5.2%
Other	2.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	11.2%
AAA	3.7%
AA	37.4%
A	21.6%
BBB	6.5%
BB or Lower	3.8%
N/R (not rated)	15.8%
Total	100%

Nuveen Minnesota Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.4%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	0.7%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	20.6%
Education and Civic Organizations	16.0%
Health Care	15.7%
U.S. Guaranteed	12.9%
Utilities	12.0%
Long-Term Care	9.2%
Tax Obligation/Limited	5.1%
Other	8.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	11.5%
AAA	3.0%
AA	31.9%
A	25.8%
BBB	8.0%
BB or Lower	6.5%
N/R (not rated)	13.3%
Total	100%

Holding Summaries    as of May 31, 2018 (continued)
Nuveen Nebraska Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.0%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of total investments)
Utilities	19.9%
Tax Obligation/General	16.9%
Health Care	13.2%
U.S. Guaranteed	12.8%
Education and Civic Organizations	11.7%
Long-Term Care	6.4%
Tax Obligation/Limited	5.4%
Transportation	5.2%
Water and Sewer	5.2%
Other	3.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	12.8%
AAA	4.4%
AA	44.6%
A	33.0%
BBB	4.2%
BB or Lower	1.0%
Total	100%

Nuveen Oregon Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.6%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	1.2%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	36.5%
Health Care	16.3%
Tax Obligation/Limited	12.4%
Water and Sewer	10.7%
U.S. Guaranteed	9.3%
Education and Civic Organizations	5.1%
Other	9.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.7%
AAA	13.6%
AA	53.4%
A	15.6%
BBB	6.5%
N/R (not rated)	3.2%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2018.
The beginning of the period is December 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.00	$ 999.90	$1,001.60	$1,001.10	$1,003.90
Expenses Incurred During the Period	$ 4.05	$ 8.03	$ 6.29	$ 6.79	$ 3.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.65	$1,018.15	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.34	$ 6.84	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.26%, 1.36% and 0.61% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.60	$1,001.50	$1,003.30	$1,002.70	$1,006.70
Expenses Incurred During the Period	$ 4.05	$ 8.03	$ 6.29	$ 6.79	$ 3.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.65	$1,018.15	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.34	$ 6.84	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.26%, 1.36% and 0.61% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.40	$1,001.20	$1,003.80	$1,003.50	$1,006.30
Expenses Incurred During the Period	$ 4.40	$ 8.38	$ 6.64	$ 7.14	$ 3.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.54	$1,016.55	$1,018.30	$1,017.80	$1,021.54
Expenses Incurred During the Period	$ 4.43	$ 8.45	$ 6.69	$ 7.19	$ 3.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.88%, 1.68%, 1.33%, 1.43% and 0.68% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.30	$ 997.10	$ 998.30	$1,003.10
Expenses Incurred During the Period	$ 4.04	$ 8.02	$ 6.83	$ 3.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.10	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.89	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.37% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund (four of the Funds constituting Nuveen Investment Funds, Inc.; collectively referred to hereafter as the “Funds”) as of May 31, 2018, the related statements of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Minnesota Intermediate Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.1%
	Education and Civic Organizations – 17.1%
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
$ 425	3.000%, 8/01/23	No Opt. Call	BB+	$416,220
720	3.500%, 8/01/25	No Opt. Call	BB+	715,018
130	4.000%, 8/01/28	8/26 at 100.00	BB+	130,896
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
100	5.000%, 7/01/31	7/24 at 102.00	N/R	103,487
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,023,300
210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27	12/20 at 102.00	BBB-	224,015
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
190	5.000%, 7/01/30	7/25 at 100.00	BB+	201,362
710	5.250%, 7/01/37	7/25 at 100.00	BB+	753,417
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A:
200	4.000%, 7/01/22	No Opt. Call	BB+	206,914
465	4.000%, 7/01/23	No Opt. Call	BB+	480,745
300	4.000%, 7/01/24	No Opt. Call	BB+	309,465
135	4.000%, 7/01/25	No Opt. Call	BB+	139,024
130	4.000%, 7/01/26	7/25 at 100.00	BB+	132,405
300	4.000%, 7/01/27	7/25 at 100.00	BB+	304,428
370	4.000%, 7/01/28	7/25 at 100.00	BB+	373,171
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A, 4.375%, 10/01/27	10/24 at 100.00	N/R	245,760
645	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.500%, 8/01/36	8/22 at 102.00	BB+	686,467
	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
1,010	4.500%, 7/01/26	No Opt. Call	N/R	995,860
40	5.000%, 7/01/36	7/26 at 100.00	N/R	39,068
1,820	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 4.000%, 11/01/26	No Opt. Call	BB	1,785,529
	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A:
1,000	4.750%, 7/01/31	7/26 at 100.00	N/R	965,010
500	5.000%, 7/01/36	7/26 at 100.00	N/R	483,235

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 255	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010, 4.000%, 5/01/19	No Opt. Call	A2	$259,983
1,350	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/31	7/24 at 102.00	N/R	1,417,986
1,405	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/32, 144A	12/27 at 100.00	N/R	1,426,749
1,330	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	1,422,049
	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refundinjg Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	564,366
315	4.000%, 9/01/21	9/20 at 100.00	A2	327,398
1,040	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Refunding Series 2015, 4.000%, 12/01/28	12/24 at 100.00	Aa1	1,107,246
	Minneapolis, Minnesota, Revenue Bonds, YMCA of Greater Twin Cities Project, Series 2016:
500	3.000%, 6/01/21	No Opt. Call	Baa1	507,740
710	3.000%, 6/01/23	No Opt. Call	Baa1	723,881
815	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/18 at 100.00	Baa3	821,455
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
2,800	5.000%, 5/01/32	5/27 at 100.00	BBB-	3,130,344
405	5.000%, 5/01/37	5/27 at 100.00	BBB-	446,897
1,600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017, 4.000%, 3/01/33	3/27 at 100.00	Aa2	1,706,944
120	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.250%, 3/01/32	3/26 at 100.00	Baa1	116,617
150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.000%, 12/01/28	12/19 at 100.00	Baa2	157,572
	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
200	4.000%, 12/01/20	No Opt. Call	Baa2	208,138
310	3.375%, 12/01/22	No Opt. Call	Baa2	316,553
750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	781,005
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2013-7W:
350	4.000%, 10/01/21	No Opt. Call	A3	370,664
250	5.000%, 10/01/22	No Opt. Call	A3	277,958
500	5.000%, 10/01/23	No Opt. Call	A3	566,475
990	4.250%, 10/01/28	10/23 at 100.00	A3	1,065,606
1,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/29	3/25 at 100.00	Aa3	1,263,575

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2012-7Q:
$ 740	5.000%, 10/01/23	10/22 at 100.00	Baa1	$821,785
490	5.000%, 10/01/24	10/22 at 100.00	Baa1	544,366
700	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I, 3.375%, 10/01/30	10/25 at 100.00	A2	712,509
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2015-8-G, 5.000%, 12/01/28	12/25 at 100.00	A1	1,158,730
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
2,000	4.000%, 4/01/25	4/23 at 100.00	A2	2,138,320
775	4.000%, 4/01/26	4/23 at 100.00	A2	827,506
300	4.000%, 4/01/27	4/23 at 100.00	A2	318,081
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A:
750	4.000%, 10/01/34	10/27 at 100.00	A2	793,058
400	4.000%, 10/01/35	10/27 at 100.00	A2	421,644
450	4.000%, 10/01/36	10/27 at 100.00	A2	472,874
	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	AA-	1,012,964
1,755	4.000%, 10/01/23	10/19 at 100.00	AA-	1,803,894
	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	AA-	1,612,005
880	4.375%, 10/01/25	10/21 at 100.00	AA-	937,526
905	4.500%, 10/01/26	10/21 at 100.00	AA-	968,658
1,185	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2015A, 3.000%, 10/01/26	4/25 at 100.00	AA-	1,217,433
	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
980	4.000%, 12/01/30	12/25 at 100.00	Baa1	1,029,853
1,060	4.000%, 12/01/32	12/25 at 100.00	Baa1	1,107,456
935	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BB+	955,018
560	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/26	12/21 at 100.00	BBB-	586,818
680	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	719,297
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/36	4/26 at 100.00	CCC-	42,468
480	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/38, 144A	7/27 at 100.00	N/R	501,235
2,005	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A, 5.250%, 9/01/31	9/26 at 100.00	BB+	2,117,340

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 600	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB-	$634,314
885	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	BB	915,320
	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
250	4.000%, 7/01/23	No Opt. Call	BB+	255,645
700	5.000%, 7/01/33	7/23 at 100.00	BB+	720,818
260	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BB+	249,426
2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,553,118
2,770	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/36	10/26 at 100.00	N/R	2,720,888
	University of Minnesota, General Obligation Bonds, Series 2014B:
1,000	4.000%, 1/01/31	1/24 at 100.00	Aa1	1,067,920
1,000	4.000%, 1/01/32	1/24 at 100.00	Aa1	1,063,650
1,000	4.000%, 1/01/34	1/24 at 100.00	Aa1	1,055,700
	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
205	3.750%, 6/01/26	6/24 at 100.00	N/R	203,184
10	4.500%, 6/01/36	6/24 at 100.00	N/R	9,988
61,270	Total Education and Civic Organizations			63,972,806
	Health Care – 13.8%
3,370	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 4.000%, 3/01/29	3/26 at 100.00	N/R	3,462,506
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
1,140	4.000%, 4/01/29	4/27 at 100.00	BBB	1,200,625
1,040	4.000%, 4/01/32	4/27 at 100.00	BBB	1,083,160
1,150	Crookston, Minnesota, Health Care Facilities Revenue Bonds, RiverView Health Project, Refunding Series 2017A, 4.000%, 5/01/32	5/25 at 100.00	N/R	1,134,268
400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25	8/18 at 100.00	BBB-	400,680
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
100	4.000%, 4/01/21	No Opt. Call	BBB	104,203
660	4.000%, 4/01/25	4/22 at 100.00	BBB	682,935
400	4.000%, 4/01/26	4/22 at 100.00	BBB	411,856
2,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 5.000%, 9/01/28	9/25 at 100.00	Baa1	2,247,460

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
$ 495	5.000%, 5/01/31	5/27 at 100.00	Baa1	$567,706
405	5.000%, 5/01/32	5/27 at 100.00	Baa1	462,457
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
1,010	5.000%, 11/15/28	11/25 at 100.00	A+	1,167,964
1,000	5.000%, 11/15/29	11/25 at 100.00	A+	1,146,220
1,000	5.000%, 11/15/30	11/25 at 100.00	A+	1,150,570
2,000	5.000%, 11/15/32	11/25 at 100.00	A+	2,292,440
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	AA-	1,066,820
500	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A, 5.000%, 11/15/29	5/27 at 100.00	AA-	585,655
1,085	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA	1,150,274
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	12/20 at 100.00	N/R	276,686
250	4.050%, 12/01/26	12/20 at 100.00	N/R	250,410
250	4.150%, 12/01/27	12/20 at 100.00	N/R	250,175
500	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C, 5.400%, 12/01/33	12/20 at 100.00	N/R	512,865
620	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21	12/18 at 100.00	N/R	620,825
	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B:
2,300	5.000%, 11/15/29	No Opt. Call	AA	2,800,181
1,000	5.000%, 11/15/33	No Opt. Call	AA	1,251,430
1,175	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	1,271,550
695	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	A	721,625
500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 3.000%, 7/01/25	7/23 at 100.00	A	508,730
80	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	AA-	83,537

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
$ 3,225	5.000%, 7/01/28	7/25 at 100.00	A+	$3,690,819
1,490	5.000%, 7/01/30	7/25 at 100.00	A+	1,686,769
4,500	5.000%, 7/01/32	7/25 at 100.00	A+	5,066,730
1,155	4.000%, 7/01/35	7/25 at 100.00	A+	1,195,286
1,540	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA-	1,609,623
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
1,000	5.000%, 11/15/34	11/27 at 100.00	A+	1,151,900
1,745	4.000%, 11/15/35	11/27 at 100.00	A+	1,828,969
625	4.000%, 11/15/36	11/27 at 100.00	A+	653,019
1,855	4.000%, 11/15/37	11/27 at 100.00	A+	1,936,639
500	4.000%, 11/15/43	11/27 at 100.00	A+	519,140
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,200	5.000%, 9/01/27	9/24 at 100.00	A	1,340,700
1,140	5.000%, 9/01/29	9/24 at 100.00	A	1,265,423
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
485	4.500%, 7/01/24	7/21 at 100.00	BBB	500,011
260	5.000%, 7/01/34	7/21 at 100.00	BBB	268,814
47,120	Total Health Care			51,579,655
	Housing/Multifamily – 0.1%
500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	508,025
	Housing/Single Family – 1.2%
500	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	517,690
495	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	508,751
385	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (Alternative Minimum Tax)	1/22 at 100.00	AA+	402,294
125	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	AA+	131,580
255	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.100%, 7/01/26	7/24 at 100.00	AA+	257,856
175	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	177,427
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
1,385	1.750%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	1,350,458
685	3.200%, 7/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	672,177

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 500	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	$ 490,075
4,505	Total Housing/Single Family			4,508,308
	Industrials – 0.8%
2,020	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	2,102,194
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.000%, 6/01/28	6/21 at 100.00	A+	1,039,460
3,020	Total Industrials			3,141,654
	Long-Term Care – 10.4%
1,000	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/25	11/24 at 100.00	Baa1	1,150,360
565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	Baa1	582,984
815	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/33	8/23 at 100.00	N/R	884,316
1,110	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31	11/22 at 100.00	N/R	1,097,379
325	City of Vergas, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Refunding Series 2016, 4.000%, 8/01/31	8/24 at 100.00	N/R	318,464
500	City of West Saint Paul, Minnesota Housing and Health Care Facilities Revenue Refunding Bonds, Walker Westwood Ridge Campus Project, Series 2017, 5.000%, 11/01/37	11/25 at 100.00	N/R	526,525
235	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2017, 4.450%, 3/01/31	3/22 at 101.00	N/R	237,691
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
1,000	4.600%, 1/01/27	1/23 at 100.00	N/R	1,034,550
500	5.000%, 1/01/34	1/23 at 100.00	N/R	517,105
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
2,385	3.875%, 8/01/29, 144A	8/22 at 100.00	N/R	2,318,482
1,100	5.000%, 8/01/36, 144A	8/22 at 100.00	N/R	1,121,417
1,435	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	9/18 at 100.00	N/R	1,440,912
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,458,800
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,655,858
	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan Mill City Project, Series 2015:
425	4.750%, 11/01/28	5/23 at 100.00	N/R	439,446
750	5.250%, 11/01/45	5/23 at 100.00	N/R	776,160

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 750	Otsego, Minnesota, Revenue Bonds, Evans Park, Inc. Project, Refunding Series 2017B, 4.000%, 10/01/31	10/21 at 101.00	N/R	$752,040
	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc. Project, Refunding Series 2017A:
775	3.875%, 8/01/26	8/25 at 100.00	N/R	783,920
805	4.000%, 8/01/27	8/25 at 100.00	N/R	814,475
2,615	4.000%, 8/01/30	8/25 at 100.00	N/R	2,597,479
1,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.350%, 6/01/36	6/26 at 100.00	N/R	1,009,410
	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C:
210	2.000%, 6/01/19	No Opt. Call	N/R	209,733
230	2.125%, 6/01/20	No Opt. Call	N/R	229,754
250	2.500%, 6/01/22	6/21 at 101.00	N/R	248,495
250	3.050%, 6/01/27	6/21 at 101.00	N/R	246,513
2,760	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	2,811,529
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	11/20 at 100.00	N/R	1,002,250
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	3.250%, 9/01/26	9/24 at 100.00	N/R	510,775
515	3.500%, 9/01/27	9/24 at 100.00	N/R	531,022
550	3.700%, 9/01/28	9/24 at 100.00	N/R	570,477
350	3.800%, 9/01/29	9/24 at 100.00	N/R	363,391
565	3.900%, 9/01/30	9/24 at 100.00	N/R	587,843
420	4.125%, 9/01/34	9/24 at 100.00	N/R	438,421
2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	Baa2	2,104,200
1,020	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	1,109,444
1,590	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 5.000%, 9/01/27	No Opt. Call	N/R	1,792,916
	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013:
180	5.000%, 1/01/21	No Opt. Call	N/R	187,943
2,395	5.125%, 1/01/39	1/23 at 100.00	N/R	2,453,198

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
$ 625	5.100%, 5/01/24 – AGM Insured	5/19 at 102.00	N/R	$656,606
310	5.300%, 5/01/27	5/19 at 102.00	N/R	325,044
500	5.300%, 11/01/27	5/19 at 102.00	N/R	524,265
515	5.500%, 11/01/32	5/19 at 102.00	N/R	535,178
37,875	Total Long-Term Care			38,956,770
	Tax Obligation/General – 20.7%
1,170	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2017A, 5.000%, 2/01/24 – AGM Insured	No Opt. Call	AA	1,342,025
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
1,040	5.000%, 2/01/28 (WI/DD, Settling 6/27/18)	2/27 at 100.00	AA+	1,232,868
1,000	4.000%, 2/01/33 (WI/DD, Settling 6/27/18)	2/27 at 100.00	AA+	1,067,420
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
2,145	4.000%, 2/01/35	2/27 at 100.00	Aa2	2,258,857
1,720	4.000%, 2/01/37	2/27 at 100.00	Aa2	1,799,412
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Refunding Series 2014A:
1,905	4.000%, 11/01/24 – BAM Insured	11/23 at 100.00	AA	2,050,675
2,000	4.000%, 11/01/28 – BAM Insured	11/23 at 100.00	AA	2,110,380
2,000	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	2,136,740
1,385	Chisago Lakes, Minnesota, Independent School District 2144, General Obligation Bonds, Series 2017A, 144A, 3.000%, 2/01/31	2/27 at 100.00	AA+	1,360,569
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,037,860
1,750	Forest Lake Independent School District 831, Washington County, Minnesota, General Obligation Bonds, School Building Series 2016A, 3.000%, 2/01/31	2/26 at 100.00	AA+	1,719,130
	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Alternative Facility, Series 2016B:
2,620	5.000%, 2/01/27	2/26 at 100.00	Aa2	3,073,863
1,075	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,167,966
2,220	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Series 2016A, 4.000%, 2/01/29	2/26 at 100.00	Aa2	2,396,068
665	Goodhue County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2015A, 3.000%, 2/01/27	2/23 at 100.00	Aa2	673,372
455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AA+	461,443
1,685	Hutchinson Independent School District 423, McLeod, Meeker, Renville Counties, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	Aa2	1,967,945

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A:
$ 1,395	5.000%, 2/01/25	No Opt. Call	AA+	$1,628,132
1,000	4.000%, 2/01/41	2/27 at 100.00	AA+	1,051,540
2,025	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22	2/19 at 100.00	AA+	2,054,646
	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A:
1,000	4.000%, 2/01/26	2/23 at 100.00	Aa2	1,066,460
1,275	4.000%, 2/01/27	2/23 at 100.00	Aa2	1,355,682
1,710	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Alternate Facility Series 2015B, 3.000%, 2/01/29	2/24 at 100.00	AA+	1,710,838
1,000	Minneapolis-Saint Paul Metropolitan Council, Minnesota, General Obligation Wastewater Revenue Bonds, Series 2018C, 3.000%, 3/01/31	3/27 at 100.00	AAA	985,360
1,000	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 4.000%, 10/01/25	10/23 at 100.00	AAA	1,089,430
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/25	8/23 at 100.00	AAA	2,289,460
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.500%, 10/01/28	10/23 at 100.00	AAA	2,086,900
	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013H:
525	4.000%, 2/01/25	2/23 at 100.00	Aaa	567,819
600	4.000%, 2/01/26	2/23 at 100.00	Aaa	646,176
500	Montgomery Independent School District 2905, Minnesota, General Obligation School Building Bonds, Series 2018A, 4.000%, 2/01/34 (WI/DD, Settling 6/18/18)	2/25 at 100.00	Aa2	524,895
1,475	Moose Lake Independent School District 97, Carlton and Pine Counties, Minnesota, General Obligation Bonds, School Buidling Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,574,400
2,015	North Branch Independent School District 138, Chisago County, Minnesota, General Obligation Bonds, School Building Series 2017A, 4.000%, 2/01/29	2/27 at 100.00	AA+	2,204,571
	Northland Independent School District 118, Minnesota, General Obligation Bonds, Series 2016A:
560	3.000%, 2/01/27	2/24 at 100.00	Aa2	568,159
655	3.000%, 2/01/28	2/24 at 100.00	Aa2	658,380
1,185	3.000%, 2/01/29	2/24 at 100.00	Aa2	1,186,197
620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System - Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AA+	663,208
1,880	Perham Independent School District 549, Minnesota, General Obligation Bonds, Series 2016A, 3.000%, 2/01/30	2/24 at 100.00	Aa2	1,859,865
	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A:
415	4.000%, 2/01/35	2/27 at 100.00	AA+	439,597
2,000	4.000%, 2/01/36	2/27 at 100.00	AA+	2,110,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Refunding Series 2018A:
$ 2,400	4.000%, 2/01/35	2/27 at 100.00	Aa2	$2,542,248
2,500	4.000%, 2/01/36	2/27 at 100.00	Aa2	2,640,425
1,595	Rushford Peterson Independent School District 239, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/29	2/25 at 100.00	Aa2	1,703,476
1,100	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,181,719
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/34	2/23 at 100.00	Aa2	602,358
600	Saint Louis County Independent School District 2142, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 3.500%, 2/01/23	2/22 at 100.00	AA+	625,110
2,030	Saint Louis Park Independent School District 283, Minnesota, General Obligation Bonds, Series 2018A, 4.000%, 2/01/31	2/27 at 100.00	Aa2	2,198,206
1,565	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/01/26	2/24 at 100.00	Aa2	1,691,546
	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A:
750	3.125%, 2/01/31	2/26 at 100.00	Aa2	751,755
1,225	3.200%, 2/01/32	2/26 at 100.00	Aa2	1,229,937
1,215	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,372,282
1,240	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	1,304,356
1,330	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 4.000%, 2/01/31	2/27 at 100.00	Aa2	1,444,460
2,000	Stillwater Independent School District 834, Washington County, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/28	2/24 at 100.00	Aa2	2,145,300
72,795	Total Tax Obligation/General			77,612,286
	Tax Obligation/Limited – 5.2%
780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	814,172
2,685	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2015D, 3.000%, 2/01/29	2/24 at 100.00	AA+	2,663,144
1,015	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2017C, 4.000%, 2/01/31	2/28 at 100.00	AA+	1,106,644
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
215	3.050%, 3/01/21	No Opt. Call	N/R	216,969
495	3.650%, 3/01/24	3/23 at 100.00	N/R	506,024
200	3.800%, 3/01/25	3/23 at 100.00	N/R	204,524
200	4.000%, 3/01/27	3/23 at 100.00	N/R	204,984
340	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/24	3/23 at 100.00	N/R	347,354

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Minneapolis, Minnesota, Tax Incriment Revenue Bonds, Ivy Tower Project, Series 2015:
$ 1,115	4.000%, 3/01/25	3/24 at 100.00	N/R	$1,131,535
500	5.000%, 3/01/29	3/24 at 100.00	N/R	518,640
1,170	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 4.000%, 8/01/27	8/24 at 100.00	AA	1,252,988
1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA	1,301,509
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Particpation, Series 2015B:
605	3.125%, 2/01/29	2/25 at 100.00	A1	606,252
350	3.250%, 2/01/30	2/25 at 100.00	A1	351,243
	Plymouth Intermediate District 287, Minnesota, Facilities Maintence Bonds, Series 2017B:
235	4.000%, 5/01/26	No Opt. Call	A1	256,620
175	4.000%, 5/01/27	No Opt. Call	A1	191,020
630	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A, 5.000%, 2/01/30	2/25 at 100.00	A1	718,981
735	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 5.000%, 11/01/29	11/24 at 100.00	A+	837,562
1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA	2,068,715
3,500	Virginia Housing and Redevelopment Authority, Minnesota, Health Care Facility Lease Revenue Bonds, Refunding Series 2018A, 4.000%, 10/01/29	10/25 at 100.00	N/R	3,524,185
500	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/30	2/26 at 100.00	A+	529,400
18,525	Total Tax Obligation/Limited			19,352,465
	Transportation – 5.3%
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA-	1,013,900
1,000	5.000%, 1/01/20	1/19 at 100.00	AA-	1,018,850
500	5.000%, 1/01/21	1/19 at 100.00	AA-	509,510
2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A+	2,499,694
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2012B:
2,550	5.000%, 1/01/29	1/22 at 100.00	A+	2,784,039
2,750	5.000%, 1/01/30	1/22 at 100.00	A+	2,979,735
2,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/30	1/24 at 100.00	A+	2,244,260
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
1,050	5.000%, 1/01/34	1/27 at 100.00	AA-	1,225,865
1,940	5.000%, 1/01/35	1/27 at 100.00	AA-	2,258,490
1,325	5.000%, 1/01/37	1/27 at 100.00	AA-	1,537,066

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,575	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	$ 1,612,469
18,020	Total Transportation			19,683,878
	U.S. Guaranteed – 12.2% (4)
395	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB-	426,509
	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	693,280
750	5.500%, 2/01/24 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	818,835
875	5.500%, 2/01/25 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	955,308
1,010	5.500%, 2/01/26 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	1,102,698
1,150	5.500%, 2/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	1,255,547
1,910	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19 (ETM)	No Opt. Call	AA+	1,939,987
4,575	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+	4,672,951
3,495	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R	3,510,063
300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31 (Pre-refunded 3/01/20)	3/20 at 100.00	Baa1	315,903
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B:
1,040	5.000%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,083,077
175	4.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	180,539
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,000	4.125%, 10/01/18 (ETM)	No Opt. Call	Baa3	1,008,190
1,385	4.375%, 10/01/20 (ETM)	No Opt. Call	Baa3	1,461,272
500	4.500%, 10/01/21 (Pre-refunded 10/01/20)	10/20 at 100.00	Baa3	528,950
250	5.000%, 10/01/29 (Pre-refunded 10/01/20)	10/20 at 100.00	Baa3	267,303
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
1,000	4.250%, 10/01/18 (ETM)	No Opt. Call	Baa3	1,008,600
625	6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	704,800
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A:
1,125	4.500%, 10/01/18 (ETM)	No Opt. Call	A2	1,135,575
1,975	4.500%, 10/01/19 (ETM)	No Opt. Call	A2	2,045,251
	Minnesota Higher Education Facilities Authority, Saint John's University Revenue Bonds, Series 2008-6U:
290	4.200%, 10/01/19 (Pre-refunded 10/01/18)	10/18 at 100.00	A2	292,445
385	4.300%, 10/01/20 (Pre-refunded 10/01/18)	10/18 at 100.00	A2	388,373
145	4.500%, 10/01/22 (Pre-refunded 10/01/18)	10/18 at 100.00	A2	146,363

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.375%, 5/01/31 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA-	$1,032,510
965	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R	1,007,479
2,500	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2008C, 5.625%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	Aaa	2,507,850
1,480	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.500%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	1,538,342
1,595	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,666,871
1,025	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children's Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19 (ETM)	No Opt. Call	N/R	1,047,099
	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
805	4.000%, 8/01/21 (Pre-refunded 8/01/18)	8/18 at 102.00	A+	824,215
895	4.125%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 102.00	A+	916,543
935	4.250%, 8/01/24 (Pre-refunded 8/01/18)	8/18 at 102.00	A+	957,683
575	4.250%, 8/01/25 (Pre-refunded 8/01/18)	8/18 at 102.00	A+	588,950
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,000	5.000%, 11/15/29 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	1,178,570
2,285	5.000%, 11/15/30 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	2,693,032
1,250	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	A+	1,344,987
485	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	571,606
	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
325	4.000%, 2/01/19 (ETM)	No Opt. Call	AA-	329,995
340	4.100%, 2/01/20 (ETM)	No Opt. Call	AA-	352,260
1,020	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1	1,053,364
43,470	Total U.S. Guaranteed			45,553,175
	Utilities – 10.9%
	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
395	3.500%, 12/01/22 – AGM Insured	No Opt. Call	AA	414,944
475	4.000%, 12/01/28	12/24 at 100.00	AA	499,676
495	4.000%, 12/01/29	12/24 at 100.00	AA	517,453
1,140	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA	1,249,725
	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
500	5.000%, 12/01/25	12/22 at 100.00	A1	553,915
670	5.000%, 12/01/26	12/22 at 100.00	A1	741,348
340	Marshall, Minnesota, Public Utility Revenue Bonds, Series 2009A, 3.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	340,581

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014:
$ 500	5.000%, 10/01/29	10/24 at 100.00	A2	$573,640
500	5.000%, 10/01/30	10/24 at 100.00	A2	573,640
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 3.500%, 10/01/28	10/24 at 100.00	A2	1,013,010
2,830	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A-	2,965,897
1,430	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/30	1/23 at 100.00	A-	1,560,974
570	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B, 5.000%, 12/01/33	12/23 at 100.00	Aa3	639,899
750	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2015E, 3.000%, 12/01/29	12/25 at 100.00	Aa3	741,360
	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A:
1,000	5.000%, 12/01/33	12/26 at 100.00	Aa3	1,162,780
450	5.000%, 12/01/34	12/26 at 100.00	Aa3	521,046
580	5.000%, 12/01/35	12/26 at 100.00	Aa3	670,625
1,070	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (Alternative Minimum Tax)	10/27 at 100.00	A-	1,095,926
2,500	Southern Minnesota Municipal Power Agency Power Supply System Revenue Bonds, Series 2015A, 4.000%, 1/01/30	1/26 at 100.00	A+	2,659,500
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	A+	3,387,755
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	4,722,500
200	Thief River Falls, Minnesota, Electric Revenue Bonds, Series 2018A, 4.000%, 2/01/33 – AGM Insured	2/26 at 100.00	AA	210,784
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A:
1,000	3.000%, 1/01/28	1/23 at 100.00	Aa3	1,008,950
1,250	5.000%, 1/01/29	1/23 at 100.00	Aa3	1,388,275
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2015A:
1,335	5.000%, 1/01/31	1/26 at 100.00	Aa3	1,538,120
1,000	5.000%, 1/01/33	1/26 at 100.00	Aa3	1,143,340
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
2,850	5.000%, 1/01/29	1/24 at 100.00	Aa3	3,234,465
2,750	5.000%, 1/01/30	1/24 at 100.00	Aa3	3,114,843
1,000	5.000%, 1/01/31	1/24 at 100.00	Aa3	1,133,220
1,150	5.000%, 1/01/32	1/24 at 100.00	Aa3	1,302,571
38,230	Total Utilities			40,680,762

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 0.4%
$ 250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/22	No Opt. Call	A-	$270,035
1,000	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 3/01/29	3/26 at 100.00	AAA	1,179,560
1,250	Total Water and Sewer			1,449,595

$ 346,580	Total Long-Term Investments (cost $358,739,385)			366,999,379

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	MUNICIPAL BONDS – 0.8%
	Health Care – 0.7%
$ 1,875	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand Obligations, Series 2008B, 1.040%, 11/15/38 (5)	No Opt. Call	A-1+	$1,875,000
1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand Obligations, Series 2016, 1.020%, 11/15/47 (5)	No Opt. Call	A-1+	1,000,000
2,875	Total Health Care			2,875,000
	Housing/Single Family – 0.1%
300	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Variable Rate Demand Obligations, Series 2015D, 1.100%, 1/01/46 (Alternative Minimum Tax) (5)	No Opt. Call	A-1+	300,000
$ 3,175	Total Short-Term Investments (cost $3,175,000)			3,175,000
	Total Investments (cost $361,914,385) – 98.9%			370,174,379
	Other Assets Less Liabilities – 1.1%			4,120,625
	Net Assets – 100%			$ 374,295,004
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Minnesota Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4%
	MUNICIPAL BONDS – 98.4%
	Consumer Staples – 0.5%
$ 1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	6/20 at 100.00	BBB+	$ 1,893,690
	Education and Civic Organizations – 15.7%
65	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	63,329
800	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	886,816
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
100	5.000%, 7/01/36	7/24 at 102.00	N/R	102,330
1,000	5.000%, 7/01/47	7/24 at 102.00	N/R	1,012,550
1,515	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	12/20 at 102.00	BBB-	1,582,175
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
405	5.250%, 7/01/37	7/25 at 100.00	BB+	429,766
500	5.500%, 7/01/50	7/25 at 100.00	BB+	532,795
300	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/37	7/25 at 100.00	BB+	291,786
	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A:
1,750	5.600%, 11/01/30	11/18 at 102.00	BB+	1,798,527
875	5.875%, 11/01/40	11/18 at 102.00	BB+	897,068
1,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	1,067,810
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	N/R	97,670
5,350	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	5,423,081
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
600	5.000%, 7/01/29	7/24 at 100.00	BB+	636,378
1,000	5.000%, 7/01/34	7/24 at 100.00	BB+	1,046,840
525	5.000%, 7/01/44	7/24 at 100.00	BB+	542,178
3,805	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	3,560,110
100	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	100,194

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A:
$ 2,740	6.000%, 7/01/43	7/23 at 100.00	BB+	$2,904,126
1,260	6.125%, 7/01/48	7/23 at 100.00	BB+	1,339,594
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
440	3.350%, 5/01/22	5/21 at 100.00	Baa3	447,942
395	3.500%, 5/01/23	5/21 at 100.00	Baa3	403,662
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
1,845	5.000%, 5/01/37	5/27 at 100.00	BBB-	2,035,865
3,200	5.000%, 5/01/47	5/27 at 100.00	BBB-	3,497,920
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017:
1,000	4.000%, 3/01/37	3/27 at 100.00	Aa2	1,055,850
1,000	4.000%, 3/01/39	3/27 at 100.00	Aa2	1,053,520
1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.300%, 12/01/40	12/19 at 100.00	Baa2	1,927,356
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding Series 2017:
900	3.000%, 3/01/33	3/27 at 100.00	Aa3	871,731
600	4.000%, 3/01/48	3/27 at 100.00	Aa3	626,076
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/30	3/25 at 100.00	Aa3	1,005,390
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I:
350	5.000%, 10/01/33	10/25 at 100.00	A2	394,975
385	5.000%, 10/01/34	10/25 at 100.00	A2	433,125
500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2016-8-N, 4.000%, 10/01/35	10/26 at 100.00	A1	532,025
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2016-8L, 5.000%, 4/01/27	4/26 at 100.00	A2	1,156,640
340	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A, 4.000%, 10/01/36	10/27 at 100.00	A2	357,282
1,950	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	2,173,918
1,130	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	1,141,379
650	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB-	681,909
560	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	592,362
130	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	CCC-	78,893

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,940	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB-	$2,912,687
	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A:
1,560	5.250%, 9/01/32	9/20 at 101.00	BB+	1,558,315
1,695	5.500%, 9/01/43	9/20 at 101.00	BB+	1,695,475
	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
625	5.300%, 7/01/45	7/25 at 100.00	BB	645,425
1,030	5.375%, 7/01/50	7/25 at 100.00	BB	1,063,259
1,450	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	1,475,274
	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
2,010	5.000%, 10/01/41	10/26 at 100.00	N/R	1,839,210
205	5.125%, 10/01/48	10/26 at 100.00	N/R	186,421
1,435	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB-	1,504,885
	University of Minnesota, General Obligation Bonds, Series 2014B:
2,235	4.000%, 1/01/33	1/24 at 100.00	Aa1	2,367,759
1,185	4.000%, 1/01/34	1/24 at 100.00	Aa1	1,251,005
20	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 4.750%, 6/01/46	6/24 at 100.00	N/R	19,938
59,390	Total Education and Civic Organizations			61,302,596
	Health Care – 15.1%
	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
500	4.000%, 3/01/32	3/26 at 100.00	N/R	507,970
2,000	4.000%, 3/01/37	3/26 at 100.00	N/R	1,979,080
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
550	3.000%, 4/01/26	No Opt. Call	BBB	540,925
485	5.000%, 4/01/41	4/27 at 100.00	BBB	529,407
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
375	4.000%, 4/01/22	No Opt. Call	BBB	394,545
500	4.000%, 4/01/27	4/22 at 100.00	BBB	513,730
760	4.000%, 4/01/31	4/22 at 100.00	BBB	777,298
1,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	1,022,690

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
$ 425	5.000%, 5/01/31	5/27 at 100.00	Baa1	$487,424
430	5.000%, 5/01/32	5/27 at 100.00	Baa1	491,004
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
485	4.000%, 11/15/40	11/25 at 100.00	A+	502,377
2,000	5.000%, 11/15/44	11/25 at 100.00	A+	2,241,060
130	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	135,980
2,435	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	AA-	2,597,147
500	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A, 5.000%, 11/15/29	5/27 at 100.00	AA-	585,655
1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA	1,055,551
2,400	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/33	No Opt. Call	AA	3,003,432
1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	A	1,823,862
60	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	AA-	63,493
675	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 5.000%, 5/01/46	5/26 at 100.00	AA-	755,777
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
8,230	5.000%, 7/01/30	7/25 at 100.00	A+	9,316,854
4,500	4.000%, 7/01/35	7/25 at 100.00	A+	4,656,960
1,505	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA-	1,588,603
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
630	4.000%, 11/15/36	11/27 at 100.00	A+	658,243
640	4.000%, 11/15/37	11/27 at 100.00	A+	668,166
9,120	4.000%, 11/15/43	11/27 at 100.00	A+	9,469,114
4,535	5.000%, 11/15/47	11/27 at 100.00	A+	5,144,459
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/18 at 100.00	N/R	1,377,227
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,980	4.000%, 9/01/31	9/24 at 100.00	A	2,064,348
1,410	5.000%, 9/01/34	9/24 at 100.00	A	1,547,475

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
$ 500	3.750%, 7/01/21	No Opt. Call	BBB	$504,765
350	4.000%, 7/01/22	7/21 at 100.00	BBB	354,032
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB	1,309,306
54,460	Total Health Care			58,667,959
	Housing/Multifamily – 0.7%
2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,578,600
	Housing/Single Family – 1.1%
55	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	56,036
20	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/18 at 100.00	AA+	20,076
165	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (Alternative Minimum Tax)	5/25 at 100.00	AA+	167,556
60	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B, 4.000%, 7/01/21	No Opt. Call	Aaa	61,714
	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
20	4.375%, 7/01/26	7/21 at 100.00	Aaa	20,556
370	4.700%, 1/01/31	7/21 at 100.00	Aaa	384,427
10	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	10,065
1,060	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	1,074,702
1,200	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2016A, 3.200%, 1/01/33 (Alternative Minimum Tax)	7/25 at 100.00	AA+	1,179,360
1,025	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 3.200%, 7/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	1,005,812
500	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	490,075
4,485	Total Housing/Single Family			4,470,379
	Long-Term Care – 9.2%
1,590	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	1,644,728
	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014:
375	4.000%, 11/01/39	11/24 at 100.00	Baa1	377,096
500	5.000%, 11/01/44	11/24 at 100.00	Baa1	552,065
1,600	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	Baa1	1,650,256

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,500	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/43	8/23 at 100.00	N/R	$1,607,430
1,500	City of West Saint Paul, Minnesota Housing and Health Care Facilities Revenue Refunding Bonds, Walker Westwood Ridge Campus Project, Series 2017, 5.000%, 11/01/49	11/25 at 100.00	N/R	1,568,865
1,180	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	3/20 at 100.00	N/R	1,185,157
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
575	5.250%, 1/01/40	1/23 at 100.00	N/R	596,965
1,175	5.250%, 1/01/46	1/23 at 100.00	N/R	1,217,417
1,195	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,210,571
1,185	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	9/18 at 100.00	N/R	1,189,882
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
450	5.000%, 11/15/24	11/22 at 100.00	N/R	468,900
1,500	4.750%, 11/15/28	11/22 at 100.00	N/R	1,505,325
1,500	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	1,552,320
2,000	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 5.000%, 10/01/47	10/24 at 102.00	N/R	2,167,600
1,000	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Memory Care Building, Series 2013, 6.500%, 8/01/43	8/20 at 102.00	N/R	1,039,240
1,055	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	9/18 at 100.00	N/R	1,058,714
1,500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc. Project, Refunding Series 2017A, 5.000%, 8/01/48	8/25 at 100.00	N/R	1,550,010
2,700	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.900%, 6/01/49	6/26 at 100.00	N/R	2,820,663
250	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C, 3.150%, 6/01/28	6/21 at 101.00	N/R	246,830
1,772	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	10/18 at 100.00	N/R	1,774,012
1,100	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	8/18 at 100.00	N/R	1,099,978
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	11/20 at 100.00	N/R	1,005,340

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
$ 590	4.000%, 9/01/31	9/24 at 100.00	N/R	$615,813
400	4.000%, 9/01/32	9/24 at 100.00	N/R	416,348
500	4.100%, 9/01/33	9/24 at 100.00	N/R	522,090
315	4.200%, 9/01/36	9/24 at 100.00	N/R	329,411
300	4.250%, 9/01/37	9/24 at 100.00	N/R	314,391
800	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	861,896
2,390	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,448,077
	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
700	5.500%, 11/01/32	5/19 at 102.00	N/R	727,426
330	6.000%, 5/01/47	5/19 at 102.00	N/R	343,665
34,527	Total Long-Term Care			35,668,481
	Materials – 0.5%
2,150	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax), 144A	10/22 at 100.00	BBB-	2,048,391
	Tax Obligation/General – 20.5%
1,710	Alexandria Independent School District 206, Douglas County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015B, 5.000%, 2/01/25	No Opt. Call	Aa2	1,999,229
1,875	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2015A, 3.000%, 4/01/30	4/26 at 100.00	AA+	1,849,181
2,105	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2017A, 4.000%, 2/01/29 – AGM Insured	2/28 at 100.00	AA	2,306,196
2,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40	2/27 at 100.00	AA+	2,120,100
1,460	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41 (WI/DD, Settling 6/27/18)	2/27 at 100.00	AA+	1,529,219
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
1,090	4.000%, 2/01/36	2/27 at 100.00	Aa2	1,142,832
1,880	4.000%, 2/01/38	2/27 at 100.00	Aa2	1,962,494
2,715	4.000%, 2/01/41	2/27 at 100.00	Aa2	2,817,600
2,260	4.000%, 2/01/42	2/27 at 100.00	Aa2	2,343,688
2,485	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, School Building Series 2015A, 3.250%, 2/01/35	2/25 at 100.00	Aa2	2,453,391
2,345	Chisago Lakes, Minnesota, Independent School District 2144, General Obligation Bonds, Series 2017A, 144A, 3.000%, 2/01/32	2/27 at 100.00	AA+	2,293,363
915	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/34	2/25 at 70.20	AA+	508,511

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B:
$ 1,000	5.000%, 2/01/26	2/25 at 100.00	Aa2	$1,165,100
1,000	5.000%, 2/01/27	2/25 at 100.00	Aa2	1,163,760
1,000	4.000%, 2/01/36	2/25 at 100.00	Aa2	1,037,860
1,100	Dakota County Community Development Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Series 2015A, 4.000%, 1/01/42	1/23 at 100.00	Aaa	1,131,009
565	Deer River, Minnesota, General Obligation Bonds, Series 2018B, 4.000%, 2/01/48 (WI/DD, Settling 6/07/18)	2/26 at 100.00	AA+	580,735
1,000	Delano Independent School District 879, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/34	2/26 at 100.00	Aa2	969,480
1,000	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 4.000%, 2/01/27	2/24 at 100.00	Aa2	1,075,920
480	Fridley, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2017, 3.250%, 2/01/34	2/26 at 100.00	Aa2	475,330
2,500	Independent School District 2310(Sibley East), Minnesota, General Obligation School Building Bonds, Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	2,588,625
5,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41	2/27 at 100.00	AA+	5,257,700
	Madison, Minnesota, General Obligation Bonds, Refunding Series 2015A:
660	3.600%, 1/01/35 – AGM Insured	1/23 at 100.00	AA	670,580
500	4.000%, 1/01/45 – AGM Insured	1/23 at 100.00	AA	510,050
1,000	Mahtomedi Independent School District 832, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 5.000%, 2/01/26	2/25 at 100.00	AA+	1,158,420
2,000	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/28	2/24 at 100.00	AA+	2,146,400
520	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Alternate Facility Series 2015B, 3.000%, 2/01/31	2/24 at 100.00	AA+	510,827
2,000	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2016B, 5.000%, 2/01/35	2/27 at 100.00	AA+	2,326,140
1,000	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/38	2/28 at 100.00	AA+	1,073,730
1,280	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2017A, 4.000%, 2/01/32	2/28 at 100.00	AA+	1,400,090
1,000	Minneapolis-Saint Paul Metropolitan Council, Minnesota, General Obligation Wastewater Revenue Bonds, Series 2018C, 3.000%, 3/01/31	3/27 at 100.00	AAA	985,360
	Montgomery Independent School District 2905, Minnesota, General Obligation School Building Bonds, Series 2018A:
250	4.000%, 2/01/32 (WI/DD, Settling 6/18/18)	2/25 at 100.00	Aa2	264,593
500	4.000%, 2/01/36 (WI/DD, Settling 6/18/18)	2/25 at 100.00	Aa2	521,555
	Morris Area Schools Independent School District 2769, Minnesota, General Obligation Bonds, School Building Series 2018A:
1,180	3.000%, 2/01/32	2/26 at 100.00	Aa2	1,173,416
1,095	3.125%, 2/01/33	2/26 at 100.00	Aa2	1,099,051
550	Mountain Lake, Minnesota, General Obligation Bonds, Series 2017B, 4.000%, 2/01/43	2/25 at 100.00	A+	571,158

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 4,000	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40	2/27 at 100.00	AA+	$4,209,240
930	Rocori Independent School District 750, Stearns County, Minnesota, General Obligation Bonds, School Building Series 2017A, 4.000%, 2/01/28	2/27 at 100.00	Aa2	1,030,338
	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Refunding Series 2018A:
1,500	4.000%, 2/01/35	2/27 at 100.00	Aa2	1,588,905
2,500	4.000%, 2/01/36	2/27 at 100.00	Aa2	2,640,425
	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A:
450	3.125%, 2/01/33	2/25 at 100.00	Aa2	442,953
525	3.125%, 2/01/35	2/25 at 100.00	Aa2	510,001
250	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2017A, 3.500%, 2/01/34	2/23 at 100.00	Aa2	251,490
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/35	2/23 at 100.00	Aa2	601,335
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AA+	1,052,530
2,035	Saint Louis Park Independent School District 283, Minnesota, General Obligation Bonds, Series 2018A, 4.000%, 2/01/31	2/27 at 100.00	Aa2	2,203,620
	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A:
1,340	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,465,571
1,400	4.000%, 2/01/30	2/26 at 100.00	Aa2	1,507,030
1,885	3.200%, 2/01/32	2/26 at 100.00	Aa2	1,892,597
	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A:
1,385	5.000%, 2/01/28	2/27 at 100.00	Aa2	1,651,834
1,330	4.000%, 2/01/31	2/27 at 100.00	Aa2	1,444,460
670	4.000%, 2/01/33	2/27 at 100.00	Aa2	722,856
1,975	Spring Lake Independent School District 16, Anoka County, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	1,916,777
1,315	Waseca Independent School District 829, Steele, Rice, and Waseca Counties, Minnesota, General Obligation Bonds, Series 2015A, 4.000%, 2/01/27	2/26 at 100.00	Aa2	1,434,415
76,085	Total Tax Obligation/General			79,749,070
	Tax Obligation/Limited – 5.0%
600	Elbow Lake Economic Development Authority, Minnesota, Lease Revenue Bonds, Public Project, Series 2017A, 4.200%, 12/15/43	12/27 at 100.00	N/R	603,744
135	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	137,093
325	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/27	3/23 at 100.00	N/R	323,797
1,090	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 3.250%, 8/01/30	8/24 at 100.00	AA	1,094,818

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2016C:
$ 385	4.000%, 8/01/34	8/25 at 100.00	AA	$402,044
400	4.000%, 8/01/35	8/25 at 100.00	AA	416,672
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2017A:
200	4.000%, 8/01/30	8/27 at 100.00	AA	217,242
475	4.000%, 8/01/34	8/27 at 100.00	AA	509,233
325	4.000%, 8/01/35	8/27 at 100.00	AA	347,353
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Particpation, Series 2015A:
1,470	3.625%, 2/01/34	2/25 at 100.00	A1	1,481,657
580	3.750%, 2/01/36	2/25 at 100.00	A1	585,087
4,600	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Particpation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A1	4,743,658
1,000	Plymouth Intermediate District 287, Minnesota, Certificates of Participation, Refunding Series 2017A, 4.000%, 2/01/36	2/27 at 100.00	A1	1,060,050
	Plymouth Intermediate District 287, Minnesota, Facilities Maintence Bonds, Series 2017B:
175	4.000%, 5/01/29	5/27 at 100.00	A1	187,738
200	4.000%, 5/01/32	5/27 at 100.00	A1	213,752
100	4.000%, 5/01/33	5/27 at 100.00	A1	106,316
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A:
355	5.000%, 2/01/32	2/25 at 100.00	A1	403,284
520	5.000%, 2/01/34	2/25 at 100.00	A1	587,683
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
500	4.250%, 4/01/25	4/23 at 100.00	N/R	505,590
430	4.875%, 4/01/30	4/23 at 100.00	N/R	434,412
1,665	5.250%, 4/01/43	4/23 at 100.00	N/R	1,673,725
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
600	5.000%, 9/01/26	3/20 at 102.00	N/R	627,072
1,360	5.000%, 3/01/29	3/20 at 102.00	N/R	1,415,474
1,530	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/42	2/26 at 100.00	A+	1,580,949
19,020	Total Tax Obligation/Limited			19,658,443
	Transportation – 4.7%
1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,024,100
4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA-	4,070,760

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2012B, 5.000%, 1/01/28	1/22 at 100.00	A+	$300,438
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,000	5.000%, 1/01/31	1/24 at 100.00	A+	2,236,560
1,175	5.000%, 1/01/32	1/24 at 100.00	A+	1,310,759
800	5.000%, 1/01/33	1/24 at 100.00	A+	890,680
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B:
1,000	5.000%, 1/01/25 (Alternative Minimum Tax)	1/24 at 100.00	A+	1,127,110
750	5.000%, 1/01/26 (Alternative Minimum Tax)	1/24 at 100.00	A+	841,185
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
1,530	5.000%, 1/01/37	1/27 at 100.00	AA-	1,774,876
1,000	5.000%, 1/01/41	1/27 at 100.00	AA-	1,155,930
3,000	5.000%, 1/01/46	1/27 at 100.00	AA-	3,455,520
100	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	102,379
16,630	Total Transportation			18,290,297
	U.S. Guaranteed – 12.8% (4)
660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB-	712,648
1,680	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2014A, 5.000%, 6/01/47 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB-	1,814,014
10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	11,046,700
1,135	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,318,053
2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19 (ETM)	No Opt. Call	AA+	2,031,400
2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	AA-	2,700,200
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
40	6.000%, 11/15/18 (ETM)	No Opt. Call	A+	40,790
3,225	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+	3,296,885
245	6.750%, 11/15/32 (Pre-refunded 11/15/18)	11/18 at 100.00	A+	250,596
	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
150	4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R	150,646
4,100	4.875%, 8/01/25 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R	4,121,689
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/31 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,041,420

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
$ 625	6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	$704,800
2,000	6.000%, 10/01/40 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	2,255,360
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D:
35	5.375%, 5/01/31 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA-	36,138
65	5.500%, 5/01/39 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA-	67,186
1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)	5/20 at 100.00	Aaa	1,060,340
1,235	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2008C, 5.750%, 7/01/30 (Pre-refunded 7/01/18)	7/18 at 100.00	Aaa	1,238,989
	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009:
15	5.500%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	15,591
2,625	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,735,434
1,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB-	1,713,600
1,555	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,630,588
2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children's Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29 (Pre-refunded 2/01/19)	2/19 at 100.00	N/R	2,104,414
	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
1,070	5.000%, 8/01/30 (Pre-refunded 8/01/18)	8/18 at 102.00	A+	1,097,221
1,500	5.000%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 102.00	A+	1,538,160
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
110	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	A+	118,359
1,615	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	1,903,390
1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	1,666,542
1,200	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	1,273,776
46,485	Total U.S. Guaranteed			49,684,929
	Utilities – 12.0%
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	249,702
5,045	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A2	5,382,258

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
$ 1,000	4.000%, 10/01/31	10/24 at 100.00	A2	$1,051,880
1,000	4.000%, 10/01/32	10/24 at 100.00	A2	1,050,120
2,250	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/47	10/26 at 100.00	A2	2,545,605
250	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B, 5.000%, 12/01/26	12/23 at 100.00	Aa3	284,913
	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A:
2,000	5.000%, 12/01/42	12/26 at 100.00	Aa3	2,304,360
1,500	5.000%, 12/01/47	12/26 at 100.00	Aa3	1,722,210
	Saint Paul Housing and Redevelopment Authority, Saint Paul, Minnesota, District Energy Revenue Bonds, Refunding Series 2017A:
390	4.000%, 10/01/28	10/27 at 100.00	A-	415,943
675	4.000%, 10/01/33	10/27 at 100.00	A-	706,010
	Saint Paul Housing and Redevelopment Authority, Saint Paul, Minnesota, District Energy Revenue Bonds, Refunding Series 2017B:
355	4.000%, 10/01/28	10/27 at 100.00	A-	378,615
270	4.000%, 10/01/29	10/27 at 100.00	A-	286,168
2,000	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3, 4.000%, 10/01/42	10/27 at 100.00	A-	2,083,760
1,180	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (Alternative Minimum Tax)	10/27 at 100.00	A-	1,208,591
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,510	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	1,493,843
1,825	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	1,723,712
65	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	A+	59,792
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	2,730,467
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	9,117,611
4,805	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	4,015,154
6,230	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	5,020,445
	Thief River Falls, Minnesota, Electric Revenue Bonds, Series 2018A:
230	4.000%, 2/01/35 – AGM Insured	2/26 at 100.00	AA	240,810
260	4.000%, 2/01/38 – AGM Insured	2/26 at 100.00	AA	270,787
2,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	2,242,060
48,660	Total Utilities			46,584,816
	Water and Sewer – 0.6%
1,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,315,144

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 3/01/29	3/26 at 100.00	AAA	$ 1,179,560
2,240	Total Water and Sewer			2,494,704

$ 368,432	Total Long-Term Investments (cost $370,786,634)			383,092,355

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MUNICIPAL BONDS – 0.9%
	Education and Civic Organizations – 0.1%
$ 600	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Variable Rate Demand Obligations, Series 2002, 1.180%, 6/01/32 (Mandatory Put 6/01/18) (5)	No Opt. Call	VMIG 1	$ 600,000
	Health Care – 0.5%
2,100	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand Obligations, Series 2008B, 1.040%, 11/15/38 (5)	No Opt. Call	A-1+	2,100,000
	Housing/Single Family – 0.3%
300	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Variable Rate Demand Obligations, Series 2015G, 1.070%, 1/01/34 (5)	No Opt. Call	A-1+	300,000
750	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Variable Rate Demand Obligations, Series 2017F, 1.070%, 1/01/41 (5)	No Opt. Call	A-1+	750,000
1,050	Total Housing/Single Family			1,050,000
$ 3,750	Total Short-Term Investments (cost $3,750,000)			3,750,000
	Total Investments (cost $374,536,634) – 99.3%			386,842,355
	Other Assets Less Liabilities – 0.7%			2,536,913
	Net Assets – 100%			$ 389,379,268
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Nebraska Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 100.0%
	Consumer Staples – 0.7%
$ 500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/18 at 100.00	B-	$ 494,545
	Education and Civic Organizations – 11.7%
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	8/18 at 100.00	A+	1,001,700
1,500	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A2	1,706,100
	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A-	703,844
410	4.000%, 4/01/32	4/22 at 100.00	A-	422,152
500	Metropolitan Community College Area, Nebraska, Certificates of Participation, Fort Omaha Campus Project, Series 2016, 3.000%, 3/01/32	3/26 at 100.00	AA+	481,415
525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	573,248
1,000	University of Nebraska Facilities Corporation, Nebraska, Revenue Bonds, Series 2017B, 4.000%, 5/15/37	11/27 at 100.00	Aa1	1,067,290
600	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Refunding Series 2017A, 5.000%, 5/15/32	11/27 at 100.00	Aa1	709,446
1,000	University of Nebraska, Revenue Bonds, Refunding Lincoln Student Fees and Facilities Series 2011, 5.000%, 7/01/42	1/22 at 100.00	Aa1	1,088,190
1,000	University of Nebraska, Revenue Bonds, Refunding Lincoln Student Fees and Facilities Series 2016A, 3.000%, 7/01/39	7/26 at 100.00	Aa1	934,410
8,220	Total Education and Civic Organizations			8,687,795
	Health Care – 13.2%
200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB+	216,956
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2017:
180	5.000%, 11/15/37	5/27 at 100.00	AA-	204,732
550	5.000%, 11/15/47	5/27 at 100.00	AA-	617,386
775	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	827,901
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
500	4.125%, 11/01/36	11/25 at 100.00	A-	514,955
1,000	5.000%, 11/01/45	11/25 at 100.00	A-	1,101,220

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
$ 1,000	4.000%, 11/01/37	11/21 at 100.00	A-	$1,010,780
2,800	5.000%, 11/01/42	11/21 at 100.00	A-	2,961,448
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A, 5.000%, 7/01/30	7/27 at 100.00	BBB	278,523
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
500	5.000%, 7/01/34	7/25 at 100.00	BBB	540,445
435	5.000%, 7/01/35	7/25 at 100.00	BBB	469,065
500	Sarpy County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Nebraska Medicine, Series 2016, 4.000%, 5/15/41	5/26 at 100.00	AA-	518,615
500	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/20/37	2/27 at 100.00	BBB+	530,665
9,190	Total Health Care			9,792,691
	Housing/Single Family – 2.6%
955	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Refunding Series 2016A, 3.500%, 9/01/36	3/25 at 100.00	AA+	964,693
990	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2016C, 3.350%, 9/01/36	9/25 at 100.00	AA+	991,228
1,945	Total Housing/Single Family			1,955,921
	Long-Term Care – 6.4%
900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA	936,621
3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA	3,560,208
220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23	No Opt. Call	A	253,240
4,505	Total Long-Term Care			4,750,069
	Tax Obligation/General – 16.9%
705	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2014, 4.000%, 12/15/44	7/19 at 100.00	Aa3	714,003
500	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2017, 4.500%, 12/15/44	1/22 at 100.00	Aa3	529,165
500	Buffalo County School District 007 Kearney Public Schools, Nebraska, General Obligation Bonds, School Building Series 2016, 3.000%, 12/15/36	4/26 at 100.00	AA-	468,725
1,000	Douglas County School District 059, Nebraska, General Obligation Bonds, Bennington Public Schools, Series 2016, 3.375%, 12/15/41	12/25 at 100.00	AA-	972,230
1,350	Douglas County School District 1, Nebraska, General Obligation Bonds, Refunding Series 2012, 5.000%, 6/15/24	No Opt. Call	AA+	1,565,689
750	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2016, 4.000%, 12/15/36	12/25 at 100.00	AA-	782,205

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2018, 4.000%, 12/15/38	12/28 at 100.00	AA-	$1,048,210
1,000	Kearney County School District 503, Nebraska, General Obligation Bonds, Series 2014, 4.000%, 12/15/39	12/19 at 100.00	A+	1,027,030
535	Lincoln, Nebraska, General Obligation Bonds, Stormwater Drainage & Flood Management System, Refunding Series 2017, 4.000%, 6/01/27	No Opt. Call	AAA	598,349
195	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004, 5.250%, 4/01/26	No Opt. Call	AA+	233,505
500	Omaha, Nebraska, General Obligation Bonds, Various Purpose & Refunding Series 2017A, 4.000%, 4/15/33	4/27 at 100.00	AA+	538,245
750	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation Bonds, School Building Series 2014, 5.000%, 12/15/39	6/24 at 100.00	Aa2	842,295
	Sarpy County School District 1, Bellevue Public School, Nebraska, General Obligation Bonds, School Building Series 2017:
550	5.000%, 12/15/29	12/27 at 100.00	Aa3	656,178
500	5.000%, 12/15/35	12/27 at 100.00	Aa3	581,905
500	Scotts Bluff County School District 16, Nebraska, General Obligation Bonds, Gering Public Schools Series 2017, 5.000%, 12/01/46	5/22 at 100.00	A2	541,440
	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018:
215	5.000%, 12/15/30 (WI/DD, Settling 6/07/18)	6/28 at 100.00	Aa1	256,291
1,000	5.000%, 12/15/47 (WI/DD, Settling 6/07/18)	6/28 at 100.00	Aa1	1,151,430
11,550	Total Tax Obligation/General			12,506,895
	Tax Obligation/Limited – 5.4%
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	275,099
2,460	Lincoln- West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,684,844
500	Omaha Public Facilities Corporation, Nebraska, Lease Revenue Bonds, Omaha Baseball Stadium Project, Series 2016, 4.000%, 6/01/36	6/26 at 100.00	AA	525,485
500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 4.000%, 12/15/31	6/22 at 100.00	AA	529,765
3,725	Total Tax Obligation/Limited			4,015,193
	Transportation – 5.2%
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
500	6.000%, 10/01/34 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	576,870
165	6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	189,281
825	Lincoln, Nebraska, Airport Revenue Bonds, Series 2015A, 4.000%, 7/01/45	7/25 at 100.00	Aa1	853,776
	Omaha Airport Authority, Nebraska, Airport Facilities Revenue Refunding Bonds, Series 2017A:
1,000	5.000%, 12/15/34 (Alternative Minimum Tax)	12/26 at 100.00	AA-	1,139,040
1,000	5.000%, 12/15/36 (Alternative Minimum Tax)	12/26 at 100.00	AA-	1,133,440
3,490	Total Transportation			3,892,407

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 12.8% (4)
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008:
$ 345	5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A-	$350,723
1,210	5.500%, 11/01/38 (Pre-refunded 11/01/18)	11/18 at 100.00	A-	1,228,852
1,000	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A, 5.500%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A2	1,072,890
1,300	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	1,449,955
	Nebraska Cooperative Republican Platte Enhancement Project, River Flow Enhancement Revenue Bonds, Series 2013A:
500	5.125%, 12/15/33 (Pre-refunded 9/10/18)	9/18 at 100.00	A+	504,735
520	5.000%, 12/15/38 (Pre-refunded 9/10/18)	9/18 at 100.00	A+	524,753
450	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2008, 5.750%, 10/15/28 (Pre-refunded 10/15/18)	10/18 at 100.00	AA+	456,768
	Omaha, Nebraska, General Obligation Bonds, Various Purpose & Refunding Series 2013A:
715	4.500%, 11/15/28 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	802,881
365	4.500%, 11/15/29 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	409,862
650	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2008, 5.250%, 10/15/28 (Pre-refunded 10/15/18)	10/18 at 100.00	AA+	658,723
500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2013, 4.250%, 12/15/33 (Pre-refunded 7/26/18)	7/18 at 100.00	AA	502,040
1,500	Southern Nebraska Public Power District, Electric System Revenue Bonds, Series 2008, 5.250%, 12/15/28 (Pre-refunded 12/15/18)	12/18 at 100.00	N/R	1,528,245
9,055	Total U.S. Guaranteed			9,490,427
	Utilities – 19.9%
	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
20	5.250%, 12/01/19	No Opt. Call	A	20,929
800	5.250%, 12/01/21	No Opt. Call	A	878,744
465	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Crossover Refunding Series 2017A, 5.000%, 9/01/37	No Opt. Call	A	555,512
2,350	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,572,075
1,500	Fremont, Nebraska, Combined Utilities System Revenue Bonds, Series 2014B, 5.000%, 7/15/34	7/21 at 100.00	AA-	1,621,500
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	249,702
75	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.000%, 4/01/19 – BHAC Insured	No Opt. Call	AA+	77,036
	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A:
100	5.000%, 4/01/22	No Opt. Call	A	110,447
110	5.000%, 4/01/31	4/22 at 100.00	A	119,885
1,850	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A+	2,003,902

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,500	Nebraska Public Power District, General Revenue Bonds, Series 2016A, 5.000%, 1/01/41	1/26 at 100.00	A+	$1,696,470
500	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Series 2015C, 4.000%, 2/01/38	2/25 at 100.00	AA	523,800
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A, 5.000%, 2/01/42	12/27 at 100.00	AA	1,168,630
320	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2015A, 3.500%, 2/01/42	2/25 at 100.00	A+	320,179
1,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/31	1/25 at 100.00	A2	1,122,960
1,500	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/40	7/26 at 100.00	A2	1,682,820
13,325	Total Utilities			14,724,591
	Water and Sewer – 5.2%
1,320	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,414,393
430	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	456,058
500	Metropolitan Utilities District Omaha, Nebraska, Water Revenue Bonds, Series 2015, 3.250%, 12/01/32	12/25 at 100.00	Aa2	503,645
1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,454,943
3,645	Total Water and Sewer			3,829,039

$ 69,150	Total Long-Term Investments (cost $72,552,758)			74,139,573
	Other Assets Less Liabilities – (0.0)%			(27,997)
	Net Assets – 100%			$ 74,111,576
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Oregon Intermediate Municipal Bond Fund
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.6%
	MUNICIPAL BONDS – 97.6%
	Education and Civic Organizations – 5.0%
$ 2,190	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 4.500%, 5/01/29	5/22 at 100.00	BBB	$2,340,278
1,095	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2015A, 5.000%, 5/01/30	5/25 at 100.00	BBB	1,211,979
	Forest Grove, Oregon, Student Housing Revenue Bonds, Oak Tree Foundation, Inc. Project, Series 2017:
440	5.000%, 3/01/24	No Opt. Call	BBB-	488,039
405	5.000%, 3/01/25	No Opt. Call	BBB-	451,996
1,270	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014B, 5.000%, 4/01/27	4/24 at 100.00	AAA	1,455,903
1,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2015A, 5.000%, 4/01/28	4/25 at 100.00	AAA	1,163,430
500	Oregon Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A, 5.250%, 10/01/24	10/21 at 100.00	A-	545,430
500	Oregon Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	523,505
100	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A, 5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	102,812
600	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.000%, 6/15/33	6/25 at 100.00	N/R	601,044
	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A:
795	5.000%, 7/01/30	7/27 at 100.00	Aa2	942,687
400	4.000%, 7/01/32	7/27 at 100.00	Aa2	434,548
	Oregon Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A:
450	5.000%, 4/01/29	4/25 at 100.00	A-	506,633
700	5.000%, 4/01/30	4/25 at 100.00	A-	787,633
210	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	215,277
10,655	Total Education and Civic Organizations			11,771,194
	Health Care – 14.9%
1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	A-	1,143,023
375	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 4.000%, 1/01/33	1/26 at 100.00	A+	389,651

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Refunding Series 2016:
$ 300	4.000%, 9/01/20	No Opt. Call	A	$313,149
495	5.000%, 9/01/29	9/26 at 100.00	A	569,913
400	5.000%, 9/01/31	9/26 at 100.00	A	457,384
500	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/24	9/22 at 100.00	A	530,610
1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA	2,027,794
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
855	4.500%, 9/01/21	9/19 at 100.00	A	879,778
1,940	5.000%, 9/01/21	9/19 at 100.00	A	2,016,805
1,000	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	AA-	1,151,920
1,020	Oregon Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A, 4.750%, 3/15/24	3/20 at 100.00	AA-	1,064,227
1,000	Oregon Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20	11/19 at 100.00	A+	1,044,860
	Oregon Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2014A:
690	5.000%, 11/15/25	5/24 at 100.00	A+	788,049
4,155	4.125%, 11/15/32	5/24 at 100.00	A+	4,393,871
375	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA-	401,130
1,815	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2013A, 5.000%, 10/01/23	No Opt. Call	AA-	2,069,971
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	BBB+	1,297,925
430	5.000%, 10/01/23	10/20 at 100.00	BBB+	456,729
500	5.000%, 10/01/24	10/20 at 100.00	BBB+	530,260
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
485	5.000%, 10/01/29	10/26 at 100.00	BBB+	551,377
1,325	5.000%, 10/01/30	10/26 at 100.00	BBB+	1,503,226
	Oregon Health and Science University, Revenue Bonds, Refunding Series 2012A:
925	5.000%, 7/01/25	7/22 at 100.00	AA-	1,025,030
1,195	5.000%, 7/01/26	7/22 at 100.00	AA-	1,324,227
4,000	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/33	7/26 at 100.00	AA-	4,628,840
1,000	Oregon Health and Science University, Revenue Bonds, Series 2012E, 4.000%, 7/01/29	7/22 at 100.00	AA-	1,049,830

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
$ 1,355	5.000%, 5/15/29	5/26 at 100.00	AA-	$1,559,808
560	5.000%, 5/15/30	5/26 at 100.00	AA-	643,356
1,000	5.000%, 5/15/31	5/26 at 100.00	AA-	1,145,030
31,880	Total Health Care			34,957,773
	Housing/Multifamily – 2.0%
	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
285	4.000%, 9/01/22	No Opt. Call	Aa2	303,870
195	4.000%, 9/01/23	3/23 at 100.00	Aa2	208,447
340	Home Forward, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Refunding Series 2016, 4.000%, 7/15/29	7/26 at 100.00	Aa2	360,040
	Oregon Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,185	4.350%, 7/01/27 – AGM Insured	7/22 at 100.00	AA	1,253,374
400	4.700%, 7/01/33 – AGM Insured	7/22 at 100.00	AA	425,104
1,000	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 5.000%, 10/01/24	10/23 at 100.00	BBB-	1,096,160
	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
255	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	259,519
175	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	180,108
580	Portland Housing Authority, Oregon, Housing Revenue Bonds, Yards at Union Station Project, Refunding Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/19 at 100.00	Aa2	580,986
4,415	Total Housing/Multifamily			4,667,608
	Long-Term Care – 4.0%
	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A:
525	4.000%, 5/15/24	No Opt. Call	N/R	550,473
445	4.000%, 11/15/24	No Opt. Call	N/R	468,238
355	4.000%, 5/15/25	No Opt. Call	N/R	371,884
460	4.000%, 11/15/25	No Opt. Call	N/R	483,271
200	4.000%, 5/15/26	11/25 at 102.00	N/R	209,002
400	4.000%, 11/15/26	11/25 at 102.00	N/R	418,984
350	4.000%, 5/15/27	11/25 at 102.00	N/R	365,253
350	4.000%, 11/15/27	11/25 at 102.00	N/R	365,978
	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013:
250	5.000%, 10/01/19	No Opt. Call	A-	260,288
450	5.000%, 10/01/24	10/23 at 100.00	A-	501,943
1,500	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc., Refunding Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,627,815

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 325	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc., Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	BBB	$367,682
700	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	768,656
1,040	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.125%, 7/01/35	7/25 at 100.00	N/R	1,087,310
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012:
450	5.000%, 5/15/22	No Opt. Call	N/R	486,747
550	5.750%, 5/15/27	5/22 at 100.00	N/R	601,821
450	Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement Community, Refunding Series 2016A, 5.000%, 11/15/31	11/24 at 102.00	N/R	490,378
8,800	Total Long-Term Care			9,425,723
	Tax Obligation/General – 36.1%
1,365	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/26	No Opt. Call	AA+	1,601,131
620	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Refunding Series 2016, 4.000%, 6/01/25	No Opt. Call	Aa2	687,289
1,105	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Series 2014B, 5.000%, 6/15/27	6/24 at 100.00	AA+	1,270,750
	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa3	614,486
655	4.500%, 2/01/20	No Opt. Call	Baa3	681,894
280	5.000%, 2/01/21	No Opt. Call	Baa3	300,504
	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,024,220
810	4.500%, 6/15/20	No Opt. Call	AA+	854,072
500	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA	570,650
1,100	Chemeketa Community College District, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/26	6/24 at 100.00	AA+	1,265,671
200	Clackamas and Multnomah Counties School District 7J Lake Oswego, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	238,330
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
1,250	5.000%, 6/15/28	6/25 at 100.00	AA+	1,461,738
2,000	5.000%, 6/15/30	6/25 at 100.00	AA+	2,324,720
1,135	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/28	6/24 at 100.00	AA+	1,305,942
1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,190,280

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,500	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Refunding Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	$1,785,420
580	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/29 – AGM Insured	6/24 at 100.00	AA	659,182
525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	585,911
450	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/33	6/27 at 100.00	Aa1	532,449
1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	835,080
1,770	Deschutes County Administrative School District 1, Bend-La Pine, Oregon, General Obligation Bonds, Refunding Series 2013, 4.000%, 6/15/21	No Opt. Call	Aa1	1,877,333
3,055	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,807,179
2,000	Greater Albany School District 8J, Linn & Benton Counties, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/32	6/27 at 100.00	AA+	2,366,440
	Jackson County School District 549C, Oregon, General Obligation Bonds, Refunding Series 2015:
2,000	5.000%, 12/15/20	No Opt. Call	AA+	2,155,560
1,250	5.000%, 12/15/28	6/25 at 100.00	AA+	1,462,625
1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – FGIC Insured	No Opt. Call	Aa1	1,048,240
530	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/18 at 100.00	Aa3	531,336
2,200	Lake Oswego, Oregon, General Obligation Bonds, Refunding Full Faith & Credit Series 2017, 4.000%, 12/01/31	12/27 at 100.00	AAA	2,422,552
1,495	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	1,697,916
975	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Series 2013A, 4.000%, 9/15/19	No Opt. Call	Baa1	996,518
1,000	Marion County School District 103 Woodburn, Oregon, General Obligation Bonds, Series 2015, 5.000%, 6/15/27	6/25 at 100.00	Aa1	1,172,220
1,000	Marion County School District 15 North Marion, Oregon, General Obligation Bonds, Series 2018B, 5.000%, 6/15/31	6/28 at 100.00	AA+	1,195,090
300	Marion-Clackamas Counties School District 4J Silver Falls, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 6/15/24	6/23 at 100.00	Aa1	342,096
	Multnomah County School District 7, Reynolds, Oregon, General Obligation Bonds, Series 2015A:
1,500	5.000%, 6/15/29	6/25 at 100.00	Aa1	1,739,340
2,250	5.000%, 6/15/30	6/25 at 100.00	Aa1	2,601,180
	Oregon City, Oregon, General Obligation Bonds, Series 2018:
350	5.000%, 6/01/30 (WI/DD, Settling 6/05/18)	6/28 at 100.00	AA+	422,111
765	5.000%, 6/01/31 (WI/DD, Settling 6/05/18)	6/28 at 100.00	AA+	917,403
1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,593,195

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Oregon State, General Obligation Bonds, Alterrnative Energy Series 2011B:
$ 540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	$566,017
560	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	601,658
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	107,937
2,255	Oregon State, General Obligation Bonds, Article XI-Q State Projects, Refunding Series 2016G, 5.000%, 11/01/29	5/26 at 100.00	AA+	2,655,443
	Pacific Communities Health District, Oregon, General Obligation Bonds, Series 2016:
750	5.000%, 6/01/29	6/26 at 100.00	A1	871,500
1,000	5.000%, 6/01/30	6/26 at 100.00	A1	1,155,780
770	5.000%, 6/01/31	6/26 at 100.00	A1	886,978
1,210	Phoenix-Talent School District 4, Jackson County, Oregon, General Obligation Bonds, Current Interest Series 2018B, 5.000%, 6/15/32	6/28 at 100.00	AA+	1,444,885
900	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Refunding Series 2016, 5.000%, 6/15/29	6/26 at 100.00	AA+	1,059,912
	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Series 2018:
1,500	5.000%, 6/15/29	6/26 at 100.00	AA+	1,766,520
1,000	5.000%, 6/15/30	6/26 at 100.00	AA+	1,175,300
2,235	Portland, Oregon, General Obligation Bonds, Sellwood Bridge Project, Series 2014A, 5.000%, 6/01/28	6/24 at 100.00	Aaa	2,579,078
340	Redmond, Oregon, Full Faith and Credit Obligations, Refunding Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	Aa3	359,659
350	Redmond, Oregon, Full Faith and Credit Obligations, Series 2014A, 5.000%, 6/01/25	6/24 at 100.00	Aa3	399,035
	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	Aa3	245,191
200	4.250%, 6/01/23	6/19 at 100.00	Aa3	204,714
500	4.625%, 6/01/29	6/19 at 100.00	Aa3	512,575
500	Rogue Community College District, Jackson and Jospehine Counties, Oregon, General Obligation Bonds, Jackson County Service Area, Series 2016B, 4.000%, 6/15/31	6/26 at 100.00	Aa1	540,635
800	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	734,224
1,385	Tualatin Hills Park and Recreation District, Oregon, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/26	6/25 at 100.00	Aa1	1,614,536
1,080	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 2014A, 5.000%, 6/15/29	6/24 at 100.00	Aa1	1,233,511
	Umatilla County School District 6R Umatilla, Oregon, General Obligation Bonds, Series 2017:
245	0.000%, 6/15/27	No Opt. Call	AA+	222,083
340	0.000%, 6/15/29	6/27 at 100.00	AA+	302,957
315	0.000%, 6/15/31	6/27 at 100.00	AA+	279,002
1,250	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,487,850

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 965	Washington County School District 15, Forest Grove, Washington, General Obligation Bonds, Series 2012, 0.000%, 6/15/25	No Opt. Call	AA+	$805,852
1,320	Washington County, Oregon, General Obligation Bonds, Full Faith & Credit Obligation Series 2016B, 4.000%, 3/01/31	3/26 at 100.00	Aaa	1,424,742
1,200	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Refunding Series 2012, 4.000%, 6/15/23	6/22 at 100.00	Aa1	1,289,112
	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2017:
790	5.000%, 6/15/31	6/27 at 100.00	Aa1	941,024
5,750	5.000%, 6/15/32	6/27 at 100.00	Aa1	6,828,873
1,000	Washington, Clackamas and Yamhill Counties School District 88J Sherwood, Oregon, General Obligation Bonds, Series 2017B, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,190,280
	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 6/15/31	6/26 at 100.00	AA+	1,077,550
1,000	4.000%, 6/15/32	6/26 at 100.00	AA+	1,078,290
76,010	Total Tax Obligation/General			84,780,756
	Tax Obligation/Limited – 12.3%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,260	5.000%, 11/15/28	11/25 at 100.00	A	2,461,953
500	5.000%, 11/15/29	11/25 at 100.00	A	541,285
750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	Aa3	882,810
585	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25	11/19 at 100.00	AA	610,325
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2014A:
1,980	5.000%, 11/15/26	11/24 at 100.00	AAA	2,305,056
1,000	5.000%, 11/15/27	11/24 at 100.00	AAA	1,161,560
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2015A:
2,000	5.000%, 11/15/27	11/24 at 100.00	AAA	2,323,120
3,000	5.000%, 11/15/28	11/24 at 100.00	AAA	3,474,960
3,400	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 11/15/27	5/27 at 100.00	AAA	4,104,888
1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	1,109,060
2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/18 at 101.00	Aa3	2,055,619
2,655	Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	2,813,238
1,600	Seaside, Clatsop County, Oregon, Transient Lodgings Tax Revenue Bonds, Series 2018, 5.000%, 12/15/30	6/28 at 100.00	A3	1,876,912

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2017A, 5.000%, 10/01/27	No Opt. Call	A	$1,179,420
1,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2018A, 5.000%, 10/01/31	4/28 at 100.00	A	1,167,200
655	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Refunding Senior Lien Series 2016A, 4.000%, 9/01/32	9/26 at 100.00	AAA	709,961
25,415	Total Tax Obligation/Limited			28,777,367
	Transportation – 2.7%
	Jackson County, Oregon, Airport Revenue Bonds, Refunding Series 2016:
395	5.000%, 12/01/30 – AGM Insured	6/26 at 100.00	AA	458,682
430	5.000%, 12/01/31 – AGM Insured	6/26 at 100.00	AA	498,654
380	5.000%, 12/01/33 – AGM Insured	6/26 at 100.00	AA	438,022
350	4.000%, 12/01/34 – AGM Insured	6/26 at 100.00	AA	370,874
1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA-	1,118,477
350	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA-	350,903
1,250	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2015-23, 5.000%, 7/01/28	7/25 at 100.00	AA-	1,438,350
1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A	1,626,060
5,685	Total Transportation			6,300,022
	U.S. Guaranteed – 9.1% (4)
1,000	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2008, 5.500%, 6/15/24 (Pre-refunded 6/15/18)	6/18 at 100.00	AA+	1,001,250
1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21 (Pre-refunded 7/15/19)	7/19 at 100.00	A1	1,034,780
1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24 (Pre-refunded 6/15/19)	6/19 at 100.00	AA+	1,033,980
1,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Refunding Series 2008, 7.375%, 1/01/23 (Pre-refunded 1/01/19)	1/19 at 100.00	A2	1,547,850
1,500	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2008, 5.000%, 11/01/22 (Pre-refunded 11/01/18)	11/18 at 100.00	AA	1,520,955
1,105	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Series 2013A, 4.250%, 9/15/23 (Pre-refunded 9/15/21)	9/21 at 100.00	Baa1	1,183,168
1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	AA	1,540,365
470	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	490,614
945	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R	1,016,896
1,000	Oregon Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa2	1,064,870

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2018
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 1,055	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/21 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	$1,088,074
1,455	Portland, Oregon, Economic Development Revenue Refunding Bonds, Broadway Project, Series 2008A, 6.250%, 4/01/23 (Pre-refunded 10/01/18)	10/18 at 100.00	A1	1,476,883
1,500	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2008A, 5.750%, 8/15/23 (Pre-refunded 8/15/18)	8/18 at 100.00	AA-	1,512,300
400	Salem, Oregon, General Obligation Bonds, Series 2009, 5.000%, 6/01/22 (Pre-refunded 6/01/19)	6/19 at 100.00	AA	412,884
	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	A	1,092,300
1,715	5.000%, 10/01/26 (Pre-refunded 10/01/21)	10/21 at 100.00	A	1,873,295
2,305	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Senior Lien Series 2012A, 5.000%, 9/01/24 (Pre-refunded 9/01/22)	9/22 at 100.00	AAA	2,585,795
20,450	Total U.S. Guaranteed			21,476,259
	Utilities – 0.9%
	Central Lincoln Peoples Utility District, Oregon, Electric Revenue Bonds, Series 2016:
500	3.500%, 12/01/29	12/25 at 100.00	AA-	516,320
350	5.000%, 12/01/33	12/25 at 100.00	AA-	399,427
350	5.000%, 12/01/34	12/25 at 100.00	AA-	398,163
500	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/22 – AGM Insured	No Opt. Call	A1	556,500
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	270,695
1,950	Total Utilities			2,141,105
	Water and Sewer – 10.6%
1,295	Albany, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/01/25	8/23 at 100.00	Aa3	1,468,167
630	Bend, Deschutes County, Oregon, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/23	No Opt. Call	AA	723,593
	Clackamas River Water, Oregon, Water Revenue Bonds, Series 2016:
300	4.000%, 11/01/27	5/25 at 100.00	AA-	326,199
150	5.000%, 11/01/28	5/25 at 100.00	AA-	172,422
350	5.000%, 11/01/30	5/25 at 100.00	AA-	399,704
270	5.000%, 11/01/33	5/25 at 100.00	AA-	305,980
400	Eugene, Oregon, Water Utility System Revenue Bonds, Refunding Series 2016, 5.000%, 8/01/27	8/26 at 100.00	AA+	475,000
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
1,065	5.000%, 7/01/28	7/26 at 100.00	A-	1,165,525
1,120	5.000%, 7/01/29	7/26 at 100.00	A-	1,222,435
1,180	5.000%, 7/01/30	7/26 at 100.00	A-	1,285,339
2,250	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Refunding Series 2016, 4.000%, 11/01/24	No Opt. Call	AA	2,486,542

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 3,070	Portland, Oregon, Sewer System Revenue Bonds, Second Lien Series 2015B, 5.000%, 6/01/25	No Opt. Call	Aa2	$3,615,539
1,995	Portland, Oregon, Sewer System Revenue Bonds, Second Lien Series 2018A, 4.500%, 5/01/30	5/26 at 100.00	Aa2	2,253,692
2,500	Portland, Oregon, Water System Revenue Bonds, Refunding First Lien Series 2016A, 4.000%, 4/01/33	4/26 at 100.00	Aaa	2,691,200
	Redmond, Oregon, Water Revenue Bonds, Series 2010:
450	4.500%, 6/01/25	6/20 at 100.00	Aa3	471,857
5	4.500%, 6/01/30	6/20 at 100.00	Aa3	5,219
1,000	Sunrise Water Authority, Oregon, Water Revenue Bonds, Refunding Series 2014, 4.000%, 3/01/23	No Opt. Call	AA	1,083,420
	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012:
1,435	5.000%, 8/01/26	8/22 at 100.00	AA-	1,593,797
1,915	5.000%, 8/01/30	8/22 at 100.00	AA-	2,122,088
900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A2	948,501
22,280	Total Water and Sewer			24,816,219

$ 207,540	Total Long-Term Investments (cost $225,632,815)			229,114,026

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2%
	MUNICIPAL BONDS – 1.2%
	Health Care – 1.2%
$ 2,800	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital, Variable Rate Demand Obligation Series 2008B, 1.140%, 8/15/34 (Mandatory Put 6/01/18) (5)	8/18 at 100.00	A-1+	$ 2,800,000
$ 2,800	Total Short-Term Investments (cost $2,800,000)			2,800,000
	Total Investments (cost $228,432,815) – 98.8%			231,914,026
	Other Assets Less Liabilities – 1.2%			2,784,986
	Net Assets – 100%			$ 234,699,012
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2018
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Long-term investments, at value (cost $358,739,385, $370,786,634, $72,552,758 and $225,632,815, respectively)	$366,999,379	$383,092,355	$74,139,573	$229,114,026
Short-term investments, at value (cost approximates value)	3,175,000	3,750,000	—	2,800,000
Cash	3,206,021	4,834,932	690,928	1,059,990
Receivable for:
Interest	4,283,616	4,496,167	1,012,629	2,936,694
Investments sold	—	440,222	—	—
Shares sold	447,277	806,058	529,605	698,083
Other assets	26,115	22,069	18,729	9,844
Total assets	378,137,408	397,441,803	76,391,464	236,618,637
Liabilities
Payable for:
Dividends	429,732	225,999	31,679	237,143
Investments purchased	2,821,259	3,938,979	2,059,730	1,331,959
Shares redeemed	246,014	3,518,848	96,988	150,844
Accrued expenses:
Directors fees	17,481	11,414	746	2,305
Management fees	162,836	167,850	31,958	104,378
12b-1 distribution and service fees	32,906	62,374	11,108	12,575
Other	132,176	137,071	47,679	80,421
Total liabilities	3,842,404	8,062,535	2,279,888	1,919,625
Net assets	$374,295,004	$389,379,268	$74,111,576	$234,699,012
Class A Shares
Net assets	$ 95,505,989	$165,019,501	$32,036,177	$ 37,684,265
Shares outstanding	9,312,305	14,272,711	3,037,531	3,737,871
Net asset value ("NAV") per share	$ 10.26	$ 11.56	$ 10.55	$ 10.08
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$ 10.58	$ 12.07	$ 11.01	$ 10.39
Class C Shares
Net assets	$ 14,453,334	$ 29,110,110	$ 2,971,570	$ 3,074,876
Shares outstanding	1,417,996	2,520,462	282,399	306,732
NAV and offering price per share	$ 10.19	$ 11.55	$ 10.52	$ 10.02
Class C1 Shares
Net assets	$ 1,796,523	$ 10,200,695	$ 2,076,912	$ —
Shares outstanding	174,616	886,002	198,233	—
NAV and offering price per share	$ 10.29	$ 11.51	$ 10.48	$ —
Class C2 Shares
Net assets	$ 5,250,797	$ 6,615,043	$ 3,195,602	$ 5,554,595
Shares outstanding	513,754	571,839	302,712	552,104
NAV and offering price per share	$ 10.22	$ 11.57	$ 10.56	$ 10.06
Class I Shares
Net assets	$257,288,361	$178,433,919	$33,831,315	$188,385,276
Shares outstanding	25,212,274	15,449,294	3,202,685	18,660,601
NAV and offering price per share	$ 10.20	$ 11.55	$ 10.56	$ 10.10
Net assets consist of:
Capital paid-in	$367,976,686	$386,670,691	$74,599,978	$234,353,182
Undistributed (Over-distribution of) net investment income	30,833	(34,588)	(7,538)	(165,902)
Accumulated net realized gain (loss)	(1,972,509)	(9,562,556)	(2,067,679)	(2,969,479)
Net unrealized appreciation (depreciation)	8,259,994	12,305,721	1,586,815	3,481,211
Net assets	$374,295,004	$389,379,268	$74,111,576	$234,699,012
Authorized shares - per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2018
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$12,824,467	$14,495,043	$ 2,632,247	$ 6,533,653
Expenses
Management fees	1,859,794	1,897,032	371,764	1,171,942
12b-1 service fees - Class A Shares	187,105	315,830	57,779	84,640
12b-1 distibution and service fees - Class C Shares	138,924	291,927	30,197	34,852
12b-1 distibution and service fees - Class C1 Shares	12,973	70,994	14,632	—
12b-1 distibution and service fees - Class C2 Shares	41,713	55,403	25,100	43,878
Shareholder servicing agent fees	109,182	144,011	30,286	53,234
Custodian fees	80,828	63,371	19,368	47,447
Directors fees	10,541	10,940	2,071	6,548
Professional fees	51,006	52,058	29,122	39,425
Shareholder reporting expenses	43,706	57,259	17,603	22,928
Federal and state registration fees	24,710	28,978	29,494	18,760
Other	12,733	11,677	4,241	9,178
Total expenses before fee waiver/expense reimbursement	2,573,215	2,999,480	631,657	1,532,832
Fee waiver/expense reimbursement	—	—	(26,938)	—
Net expenses	2,573,215	2,999,480	604,719	1,532,832
Net investment income (loss)	10,251,252	11,495,563	2,027,528	5,000,821
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(285,608)	(495,235)	133,462	4,952
Change in net unrealized appreciation (depreciation) of investments	(6,493,757)	(4,992,066)	(1,489,052)	(5,000,947)
Net realized and unrealized gain (loss)	(6,779,365)	(5,487,301)	(1,355,590)	(4,995,995)
Net increase (decrease) in net assets from operations	$ 3,471,887	$ 6,008,262	$ 671,938	$ 4,826
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Minnesota Intermediate		Minnesota
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 10,251,252	$ 9,888,580	$ 11,495,563	$ 10,860,574
Net realized gain (loss) from investments	(285,608)	(842,084)	(495,235)	(2,682,236)
Change in net unrealized appreciation (depreciation) of investments	(6,493,757)	(6,739,454)	(4,992,066)	(6,365,914)
Net increase (decrease) in net assets from operations	3,471,887	2,307,042	6,008,262	1,812,424
Distributions to Shareholders
From net investment income:
Class A Shares	(2,655,104)	(2,605,055)	(5,028,877)	(4,922,214)
Class C Shares	(283,748)	(255,608)	(690,003)	(583,803)
Class C1 Shares	(47,294)	(50,499)	(298,455)	(327,401)
Class C2 Shares	(126,206)	(139,877)	(193,333)	(226,803)
Class I Shares	(7,326,418)	(6,716,834)	(5,581,728)	(4,774,932)
Decrease in net assets from distributions to shareholders	(10,438,770)	(9,767,873)	(11,792,396)	(10,835,153)
Fund Share Transactions
Proceeds from sale of shares	107,916,066	105,369,222	104,024,426	168,178,245
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,273,516	4,387,380	9,078,659	7,875,724
	113,189,582	109,756,602	113,103,085	176,053,969
Cost of shares redeemed	(70,426,038)	(105,187,713)	(71,064,920)	(140,734,258)
Net increase (decrease) in net assets from Fund share transactions	42,763,544	4,568,889	42,038,165	35,319,711
Net increase (decrease) in net assets	35,796,661	(2,891,942)	36,254,031	26,296,982
Net assets at the beginning of period	338,498,343	341,390,285	353,125,237	326,828,255
Net assets at the end of period	$374,295,004	$ 338,498,343	$389,379,268	$ 353,125,237
Undistributed (Over-distribution of) net investment income at the end of period	$ 30,833	$ 218,351	$ (34,588)	$ 262,245

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Nebraska		Oregon Intermediate
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 2,027,528	$ 1,976,303	$ 5,000,821	$ 5,249,529
Net realized gain (loss) from investments	133,462	(176,606)	4,952	(1,586,506)
Change in net unrealized appreciation (depreciation) of investments	(1,489,052)	(1,731,266)	(5,000,947)	(3,059,136)
Net increase (decrease) in net assets from operations	671,938	68,431	4,826	603,887
Distributions to Shareholders
From net investment income:
Class A Shares	(874,682)	(864,804)	(937,571)	(1,219,869)
Class C Shares	(66,263)	(73,368)	(48,917)	(58,517)
Class C1 Shares	(57,344)	(71,539)	—	—
Class C2 Shares	(82,745)	(97,048)	(95,630)	(122,865)
Class I Shares	(1,039,814)	(927,403)	(4,064,564)	(3,791,803)
Decrease in net assets from distributions to shareholders	(2,120,848)	(2,034,162)	(5,146,682)	(5,193,054)
Fund Share Transactions
Proceeds from sale of shares	23,265,597	11,549,182	74,793,274	84,698,519
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,678,753	1,517,771	2,397,171	2,351,707
	24,944,350	13,066,953	77,190,445	87,050,226
Cost of shares redeemed	(12,641,526)	(10,986,021)	(52,899,366)	(95,758,858)
Net increase (decrease) in net assets from Fund share transactions	12,302,824	2,080,932	24,291,079	(8,708,632)
Net increase (decrease) in net assets	10,853,914	115,201	19,149,223	(13,297,799)
Net assets at the beginning of period	63,257,662	63,142,461	215,549,789	228,847,588
Net assets at the end of period	$ 74,111,576	$ 63,257,662	$234,699,012	$215,549,789
Undistributed (Over-distribution of) net investment income at the end of period	$ (7,538)	$ 85,782	$ (165,902)	$ (20,041)
See accompanying notes to financial statements.

Financial Highlights
Minnesota Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/94)
2018	$10.46	$0.29	$(0.20)	$ 0.09	$(0.29)	$ —	$(0.29)	$10.26
2017	10.66	0.29	(0.20)	0.09	(0.29)	—	(0.29)	10.46
2016	10.43	0.30	0.23	0.53	(0.30)	—	(0.30)	10.66
2015	10.49	0.31	(0.05)	0.26	(0.32)	—	(0.32)	10.43
2014	10.56	0.33	(0.06)	0.27	(0.32)	(0.02)	(0.34)	10.49
Class C (02/14)
2018	10.39	0.20	(0.19)	0.01	(0.21)	—	(0.21)	10.19
2017	10.60	0.21	(0.21)	—	(0.21)	—	(0.21)	10.39
2016	10.37	0.21	0.24	0.45	(0.22)	—	(0.22)	10.60
2015	10.42	0.22	(0.03)	0.19	(0.24)	—	(0.24)	10.37
2014(d)	10.27	0.06	0.16	0.22	(0.07)	—	(0.07)	10.42
Class C1 (10/09)
2018	10.49	0.24	(0.19)	0.05	(0.25)	—	(0.25)	10.29
2017	10.69	0.25	(0.21)	0.04	(0.24)	—	(0.24)	10.49
2016	10.46	0.25	0.23	0.48	(0.25)	—	(0.25)	10.69
2015	10.52	0.27	(0.05)	0.22	(0.28)	—	(0.28)	10.46
2014	10.59	0.29	(0.07)	0.22	(0.27)	(0.02)	(0.29)	10.52
Class C2 (01/11)(e)
2018	10.42	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.22
2017	10.62	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.42
2016	10.39	0.24	0.23	0.47	(0.24)	—	(0.24)	10.62
2015	10.44	0.26	(0.05)	0.21	(0.26)	—	(0.26)	10.39
2014	10.51	0.28	(0.07)	0.21	(0.26)	(0.02)	(0.28)	10.44
Class I (02/94)
2018	10.40	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.20
2017	10.60	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.40
2016	10.37	0.32	0.23	0.55	(0.32)	—	(0.32)	10.60
2015	10.43	0.33	(0.05)	0.28	(0.34)	—	(0.34)	10.37
2014	10.50	0.35	(0.06)	0.29	(0.34)	(0.02)	(0.36)	10.43

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

0.92%	$ 95,506	0.81%	2.78%	21%
0.88	90,431	0.81	2.79	16
5.15	92,835	0.82	2.81	11
2.52	74,086	0.82	2.97	11
2.68	65,375	0.84	3.25	12

0.10	14,453	1.61	1.98	21
(0.02)	13,522	1.61	2.00	16
4.34	12,184	1.61	1.99	11
1.82	7,067	1.62	2.13	11
2.19	1,052	1.64*	2.29*	12

0.45	1,797	1.26	2.33	21
0.42	2,118	1.26	2.34	16
4.66	2,386	1.27	2.36	11
2.05	2,415	1.27	2.53	11
2.20	2,836	1.29	2.81	12

0.33	5,251	1.37	2.23	21
0.30	5,937	1.36	2.25	16
4.57	6,626	1.37	2.27	11
2.05	7,093	1.38	2.44	11
2.09	8,021	1.39	2.70	12

1.09	257,288	0.61	2.98	21
1.06	226,491	0.61	2.99	16
5.36	227,359	0.62	3.01	11
2.71	201,903	0.63	3.19	11
2.88	176,410	0.64	3.45	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Minnesota
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/88)
2018	$11.74	$0.36	$(0.17)	$0.19	$(0.37)	$ —	$(0.37)	$11.56
2017	12.00	0.37	(0.26)	0.11	(0.37)	—	(0.37)	11.74
2016	11.68	0.40	0.34	0.74	(0.42)	—	(0.42)	12.00
2015	11.63	0.43	0.05	0.48	(0.43)	—	(0.43)	11.68
2014	11.87	0.44	(0.21)	0.23	(0.42)	(0.05)	(0.47)	11.63
Class C (02/14)
2018	11.73	0.27	(0.17)	0.10	(0.28)	—	(0.28)	11.55
2017	11.98	0.27	(0.25)	0.02	(0.27)	—	(0.27)	11.73
2016	11.68	0.31	0.32	0.63	(0.33)	—	(0.33)	11.98
2015	11.63	0.33	0.06	0.39	(0.34)	—	(0.34)	11.68
2014(d)	11.25	0.08	0.40	0.48	(0.10)	—	(0.10)	11.63
Class C1 (02/99)
2018	11.69	0.31	(0.17)	0.14	(0.32)	—	(0.32)	11.51
2017	11.95	0.31	(0.26)	0.05	(0.31)	—	(0.31)	11.69
2016	11.64	0.35	0.33	0.68	(0.37)	—	(0.37)	11.95
2015	11.58	0.38	0.06	0.44	(0.38)	—	(0.38)	11.64
2014	11.81	0.38	(0.19)	0.19	(0.37)	(0.05)	(0.42)	11.58
Class C2 (01/11)(e)
2018	11.75	0.30	(0.17)	0.13	(0.31)	—	(0.31)	11.57
2017	12.00	0.30	(0.25)	0.05	(0.30)	—	(0.30)	11.75
2016	11.69	0.34	0.33	0.67	(0.36)	—	(0.36)	12.00
2015	11.63	0.36	0.07	0.43	(0.37)	—	(0.37)	11.69
2014	11.86	0.37	(0.19)	0.18	(0.36)	(0.05)	(0.41)	11.63
Class I (08/97)
2018	11.73	0.39	(0.17)	0.22	(0.40)	—	(0.40)	11.55
2017	11.99	0.39	(0.26)	0.13	(0.39)	—	(0.39)	11.73
2016	11.68	0.43	0.33	0.76	(0.45)	—	(0.45)	11.99
2015	11.62	0.45	0.07	0.52	(0.46)	—	(0.46)	11.68
2014	11.85	0.46	(0.20)	0.26	(0.44)	(0.05)	(0.49)	11.62

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

1.65%	$165,020	0.81%	3.11%	22%
0.92	152,704	0.81	3.11	22
6.48	152,744	0.82	3.43	6
4.18	118,335	0.84	3.65	10
2.19	110,265	0.86	3.88	15

0.82	29,110	1.61	2.30	22
0.19	28,195	1.61	2.32	22
5.50	20,608	1.62	2.59	6
3.39	8,623	1.64	2.77	10
4.32	1,242	1.66*	2.75*	15

1.19	10,201	1.26	2.65	22
0.46	11,562	1.26	2.67	22
5.93	13,015	1.28	2.99	6
3.81	13,296	1.29	3.21	10
1.79	14,398	1.31	3.43	15

1.08	6,615	1.36	2.55	22
0.45	8,106	1.36	2.57	22
5.81	9,442	1.38	2.90	6
3.69	10,199	1.39	3.10	10
1.67	12,473	1.41	3.33	15

1.86	178,434	0.61	3.31	22
1.13	152,558	0.61	3.31	22
6.61	131,019	0.62	3.62	6
4.49	90,131	0.64	3.85	10
2.45	67,580	0.66	4.07	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Nebraska
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/01)
2018	$10.77	$0.31	$(0.21)	$ 0.10	$(0.32)	$ —	$(0.32)	$10.55
2017	11.09	0.34	(0.31)	0.03	(0.35)	—	(0.35)	10.77
2016	10.77	0.35	0.30	0.65	(0.33)	—	(0.33)	11.09
2015	10.68	0.34	0.08	0.42	(0.33)	—	(0.33)	10.77
2014	10.87	0.34	(0.19)	0.15	(0.34)	—	(0.34)	10.68
Class C (02/14)
2018	10.74	0.22	(0.21)	0.01	(0.23)	—	(0.23)	10.52
2017	11.06	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)	10.74
2016	10.74	0.26	0.30	0.56	(0.24)	—	(0.24)	11.06
2015	10.65	0.25	0.09	0.34	(0.25)	—	(0.25)	10.74
2014(e)	10.38	0.03	0.32	0.35	(0.08)	—	(0.08)	10.65
Class C1 (02/01)
2018	10.69	0.26	(0.20)	0.06	(0.27)	—	(0.27)	10.48
2017	11.01	0.29	(0.31)	(0.02)	(0.30)	—	(0.30)	10.69
2016	10.69	0.30	0.29	0.59	(0.27)	—	(0.27)	11.01
2015	10.59	0.29	0.09	0.38	(0.28)	—	(0.28)	10.69
2014	10.78	0.29	(0.19)	0.10	(0.29)	—	(0.29)	10.59
Class C2 (01/11)(f)
2018	10.77	0.25	(0.20)	0.05	(0.26)	—	(0.26)	10.56
2017	11.10	0.28	(0.32)	(0.04)	(0.29)	—	(0.29)	10.77
2016	10.78	0.29	0.30	0.59	(0.27)	—	(0.27)	11.10
2015	10.68	0.28	0.09	0.37	(0.27)	—	(0.27)	10.78
2014	10.88	0.28	(0.20)	0.08	(0.28)	—	(0.28)	10.68
Class I (02/01)
2018	10.78	0.33	(0.21)	0.12	(0.34)	—	(0.34)	10.56
2017	11.10	0.36	(0.31)	0.05	(0.37)	—	(0.37)	10.78
2016	10.78	0.37	0.29	0.66	(0.34)	—	(0.34)	11.10
2015	10.68	0.36	0.09	0.45	(0.35)	—	(0.35)	10.78
2014	10.88	0.36	(0.20)	0.16	(0.36)	—	(0.36)	10.68

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.98%	$32,036	0.92%	2.84%	0.88%	2.88%	12%
0.32	26,201	0.93	3.08	0.89	3.13	11
6.08	26,461	0.91	3.17	0.89	3.19	8
4.00	23,741	0.92	3.11	0.89	3.15	27
1.55	23,740	0.92	3.23	0.89	3.27	11

0.13	2,972	1.72	2.04	1.68	2.08	12
(0.51)	2,966	1.73	2.28	1.69	2.33	11
5.23	2,552	1.71	2.33	1.69	2.36	8
3.17	1,142	1.72	2.28	1.69	2.31	27
3.36	172	1.72*	1.96*	1.69*	1.98*	11

0.57	2,077	1.37	2.40	1.33	2.44	12
(0.18)	2,339	1.38	2.63	1.34	2.68	11
5.60	2,805	1.37	2.72	1.34	2.75	8
3.61	2,784	1.38	2.68	1.34	2.72	27
1.03	3,013	1.37	2.78	1.34	2.81	11

0.50	3,196	1.47	2.30	1.43	2.34	12
(0.35)	3,549	1.48	2.54	1.44	2.58	11
5.50	3,885	1.47	2.62	1.44	2.65	8
3.52	4,183	1.47	2.56	1.44	2.60	27
0.87	4,946	1.47	2.69	1.44	2.73	11

1.15	33,831	0.72	3.04	0.68	3.07	12
0.48	28,202	0.73	3.28	0.69	3.33	11
6.25	27,439	0.71	3.37	0.69	3.39	8
4.27	25,569	0.72	3.31	0.69	3.34	27
1.64	26,400	0.72	3.43	0.69	3.47	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Oregon Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/99)
2018	$10.32	$0.22	$(0.23)	$(0.01)	$(0.23)	$ —	$(0.23)	$10.08
2017	10.49	0.23	(0.17)	0.06	(0.23)	—	(0.23)	10.32
2016	10.30	0.26	0.20	0.46	(0.27)	—	(0.27)	10.49
2015	10.35	0.29	(0.05)	0.24	(0.29)	—	(0.29)	10.30
2014	10.46	0.30	(0.12)	0.18	(0.29)	—	(0.29)	10.35
Class C (02/14)
2018	10.26	0.14	(0.24)	(0.10)	(0.14)	—	(0.14)	10.02
2017	10.43	0.15	(0.17)	(0.02)	(0.15)	—	(0.15)	10.26
2016	10.24	0.17	0.21	0.38	(0.19)	—	(0.19)	10.43
2015	10.29	0.20	(0.05)	0.15	(0.20)	—	(0.20)	10.24
2014(d)	10.16	0.04	0.15	0.19	(0.06)	—	(0.06)	10.29
Class C2 (01/11)(e)
2018	10.30	0.16	(0.23)	(0.07)	(0.17)	—	(0.17)	10.06
2017	10.46	0.17	(0.16)	0.01	(0.17)	—	(0.17)	10.30
2016	10.27	0.20	0.20	0.40	(0.21)	—	(0.21)	10.46
2015	10.32	0.23	(0.05)	0.18	(0.23)	—	(0.23)	10.27
2014	10.43	0.24	(0.12)	0.12	(0.23)	—	(0.23)	10.32
Class I (08/97)
2018	10.33	0.24	(0.23)	0.01	(0.24)	—	(0.24)	10.10
2017	10.50	0.25	(0.17)	0.08	(0.25)	—	(0.25)	10.33
2016	10.30	0.28	0.21	0.49	(0.29)	—	(0.29)	10.50
2015	10.35	0.31	(0.05)	0.26	(0.31)	—	(0.31)	10.30
2014	10.47	0.32	(0.13)	0.19	(0.31)	—	(0.31)	10.35

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(0.13)%	$ 37,684	0.82%	2.13%	13%
0.61	44,776	0.81	2.24	25
4.54	56,755	0.83	2.51	11
2.32	48,822	0.84	2.77	7
1.79	45,231	0.85	2.94	4

(0.96)	3,075	1.62	1.33	13
(0.21)	4,066	1.61	1.44	25
3.73	3,788	1.62	1.69	11
1.51	2,505	1.64	1.94	7
1.89	545	1.65*	2.04*	4

(0.72)	5,555	1.37	1.58	13
0.12	6,708	1.36	1.69	25
3.95	8,079	1.38	1.97	11
1.74	8,602	1.39	2.24	7
1.20	10,632	1.40	2.39	4

0.14	188,385	0.62	2.33	13
0.78	160,000	0.61	2.44	25
4.82	160,225	0.62	2.69	11
2.50	105,356	0.64	2.97	7
1.87	86,520	0.65	3.14	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on Feburary 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Minnesota Intermediate Municipal Bond Fund ("Minnesota Intermediate"), Nuveen Minnesota Municipal Bond Fund ("Minnesota"), Nuveen Nebraska Municipal Bond Fund ("Nebraska") and Nuveen Oregon Intermediate Municipal Bond Fund ("Oregon Intermediate"), (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is May 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2018 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Outstanding when-issued/delayed delivery purchase commitments	$2,821,259	$2,883,095	$1,392,172	$1,331,959
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into exisiting accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge, but incur a 0.40% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C, Class C1 and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$366,999,379	$ —	$366,999,379
Short-Term Investments*:
Municipal Bonds	—	3,175,000	—	3,175,000
Total	$ —	$370,174,379	$ —	$370,174,379

Minnesota	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$383,092,355	$ —	$383,092,355
Short-Term Investments*:
Municipal Bonds	—	3,750,000	—	3,750,000
Total	$ —	$386,842,355	$ —	$386,842,355

Nebraska	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$74,139,573	$ —	$74,139,573

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$229,114,026	$ —	$229,114,026
Short-Term Investments*:
Municipal Bonds	—	2,800,000	—	2,800,000
Total	$ —	$231,914,026	$ —	$231,914,026

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s

Notes to Financial Statements (continued)
downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/18		Year Ended 5/31/17
Minnesota Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,171,777	$ 22,499,817	3,127,399	$ 32,669,056
Class C	372,695	3,840,630	493,675	5,179,456
Class C1	148	1,521	—	—
Class C2	3,490	36,305	474	4,877
Class I	7,916,974	81,537,793	6,521,957	67,515,833
Shares issued to shareholders due to reinvestment of distributions:
Class A	249,893	2,586,826	244,509	2,558,766
Class C	27,140	279,186	24,279	252,318
Class C1	4,407	45,788	4,807	50,499
Class C2	12,032	124,154	13,226	137,938
Class I	217,387	2,237,562	133,416	1,387,859
	10,975,943	113,189,582	10,563,742	109,756,602
Shares redeemed:
Class A	(1,756,729)	(18,184,201)	(3,434,146)	(35,457,925)
Class C	(282,863)	(2,916,744)	(366,905)	(3,815,995)
Class C1	(31,868)	(329,545)	(26,082)	(278,067)
Class C2	(71,616)	(741,223)	(67,845)	(703,831)
Class I	(4,690,777)	(48,254,325)	(6,327,935)	(64,931,895)
	(6,833,853)	(70,426,038)	(10,222,913)	(105,187,713)
Net increase (decrease)	4,142,090	$ 42,763,544	340,829	$ 4,568,889

	Year Ended 5/31/18		Year Ended 5/31/17
Minnesota	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,292,617	$ 38,388,374	6,754,550	$ 79,064,661
Class C	679,935	7,932,386	1,002,685	11,835,244
Class C1	1,611	18,675	1,561	18,252
Class C2	348	4,040	2,802	32,513
Class I	4,949,878	57,680,951	6,617,810	77,227,575
Shares issued to shareholders due to reinvestment of distributions:
Class A	421,886	4,916,457	407,380	4,781,703
Class C	57,442	668,761	48,502	567,713
Class C1	24,245	281,471	26,083	305,174
Class C2	16,019	186,868	18,656	219,384
Class I	259,974	3,025,102	171,028	2,001,750
	9,703,955	113,103,085	15,051,057	176,053,969
Shares redeemed:
Class A	(2,447,627)	(28,564,450)	(6,888,388)	(79,491,678)
Class C	(621,269)	(7,234,698)	(366,784)	(4,251,156)
Class C1	(128,716)	(1,492,082)	(128,174)	(1,495,101)
Class C2	(134,648)	(1,568,835)	(118,104)	(1,371,668)
Class I	(2,766,388)	(32,204,855)	(4,712,917)	(54,124,655)
	(6,098,648)	(71,064,920)	(12,214,367)	(140,734,258)
Net increase (decrease)	3,605,307	$ 42,038,165	2,836,690	$ 35,319,711

Notes to Financial Statements (continued)
	Year Ended 5/31/18		Year Ended 5/31/17
Nebraska	Shares	Amount	Shares	Amount
Shares sold:
Class A	858,447	$ 9,146,704	358,237	$ 3,902,909
Class C	55,107	585,298	119,627	1,295,054
Class C1	68	711	39	419
Class C2	18	187	17,052	183,489
Class I	1,267,243	13,532,697	573,348	6,167,311
Shares issued to shareholders due to reinvestment of distributions:
Class A	81,716	868,610	79,644	860,043
Class C	6,160	65,353	6,739	72,370
Class C1	5,200	54,963	6,212	66,667
Class C2	7,706	82,049	8,955	96,784
Class I	57,129	607,778	39,047	421,907
	2,338,794	24,944,350	1,208,900	13,066,953
Shares redeemed:
Class A	(336,517)	(3,587,112)	(389,570)	(4,151,407)
Class C	(55,164)	(586,488)	(80,799)	(861,249)
Class C1	(25,864)	(271,960)	(42,113)	(448,156)
Class C2	(34,471)	(368,191)	(46,682)	(502,700)
Class I	(738,199)	(7,827,775)	(467,561)	(5,022,509)
	(1,190,215)	(12,641,526)	(1,026,725)	(10,986,021)
Net increase (decrease)	1,148,579	$ 12,302,824	182,175	$ 2,080,932

	Year Ended 5/31/18		Year Ended 5/31/17
Oregon Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	687,816	$ 7,040,306	998,350	$ 10,394,486
Class C	53,960	547,112	159,195	1,633,221
Class C2	49	488	1,001	10,564
Class I	6,591,133	67,205,368	7,103,780	72,660,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	85,053	866,813	112,556	1,160,837
Class C	4,829	48,906	5,705	58,456
Class C2	9,018	91,652	11,517	118,522
Class I	136,423	1,389,800	98,358	1,013,892
	7,568,281	77,190,445	8,490,462	87,050,226
Shares redeemed:
Class A	(1,372,551)	(14,018,194)	(2,183,560)	(22,176,929)
Class C	(148,163)	(1,500,778)	(131,943)	(1,329,142)
Class C2	(108,315)	(1,109,337)	(133,313)	(1,357,340)
Class I	(3,548,915)	(36,271,057)	(6,979,696)	(70,895,447)
	(5,177,944)	(52,899,366)	(9,428,512)	(95,758,858)
Net increase (decrease)	2,390,337	$ 24,291,079	(938,050)	$ (8,708,632)
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$100,545,292	$109,007,839	$20,345,175	$43,234,994
Sales and maturities	62,861,607	66,821,968	6,993,170	22,940,347
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2018.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Tax cost of investments	$361,914,036	$373,999,676	$72,483,614	$228,416,587
Gross unrealized:
Appreciation	$ 9,285,437	$ 13,489,223	$ 1,971,654	$ 4,444,891
Depreciation	(1,025,094)	(646,544)	(315,695)	(947,452)
Net unrealized appreciation (depreciation) of investments	$ 8,260,343	$ 12,842,679	$ 1,655,959	$ 3,497,439
Permanent differences, primarily due to expiration of capital loss carryforwards and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2018, the Funds' tax year end, as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Capital paid-in	$ —	$ —	$(36,230)	$ —
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	—	—	36,230	—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2018, the Funds' tax year end, were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$937,569	$431,239	$94,162	$243,887
Undistributed net ordinary income[2]	—	—	—	2,553
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2018 through May 31, 2018, and paid on June 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2018 and May 31, 2017, was designated for purposes of the dividends paid deduction as follows:
2018	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income[3]	$10,114,868	$11,128,702	$2,114,206	$5,132,624
Distributions from net ordinary income[2]	228,034	556,371	—	—
Distributions from net long-term capital gains	—	—	—	—

2017	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$9,789,546	$10,810,717	$1,939,106	$5,238,853
Distributions from net ordinary income[2]	—	18,083	87,879	—
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2018, as Exempt Interest Dividends.

Notes to Financial Statements (continued)
As of May 31, 2018, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Not subject to expiration:
Short-term	$1,972,509	$7,337,781	$ 802,131	$2,969,479
Long-term	—	2,161,904	1,265,548	—
Total	$1,972,509	$9,499,685	$2,067,679	$2,969,479
As of May 31, 2018, the Funds' tax year end, $36,230 of Nebraska's capital loss carryforward expired.
During the Funds' tax year ended May 31, 2018, the following Funds utilized capital loss carryforwards as follows:
	Nebraska	Oregon Intermediate
Utilized capital loss carryforwards	$133,462	$4,952
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period June 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:
Average Daily Net Assets	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For net assets over $2 billion	0.2750	0.2750	0.2750	0.2750
Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2018, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Minnesota Intermediate	0.1818%
Minnesota	0.1737%
Nebraska	0.1792%
Oregon Intermediate	0.1829%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Nebraska so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. This expense limitation may be terminated or modified prior to the date listed below only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Nebraska	0.70%	July 31, 2019
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
Inter-Fund Trades	Minnesota Intermediate	Minnesota
Purchases	$11,539,376	$12,558,996
Sales	11,278,537	11,117,832
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Notes to Financial Statements (continued)
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected (Unaudited)	$219,219	$379,466	$131,174	$34,743
Paid to financial intermediaries (Unaudited)	205,253	351,921	121,242	33,830
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances (Unaudited)	$174,151	$282,266	$71,295	$38,318
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained (Unaudited)	$31,879	$82,135	$7,735	$6,382
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained (Unaudited)	$5,438	$25,520	$1,493	$5,875
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, Oregon Intermediate utilized this facility. The Fund’s maximum outstanding daily balance during the utilization period was $2,500,000. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period was $1,571,429 and 2.39%, respectively. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
None of the other Funds utilized this facility during the current fiscal period.
9.  New Accounting Pronouncements
FASB Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10.  Subsequent Events
Borrowing Arrangements
On July 11, 2018, the Funds renewed the standby credit facility through July 2019. In conjunction with this renewal, the amount of the facility decreased to $2.65 billion, while all other terms remained unchanged.
Share Classes and Sales Charges
Effective July 2018, Class C Shares, Class C1 Shares and Class C2 Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares, Class C1 Shares and Class C2 Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of each share classe without the imposition of a sales charge or fee. The automatic conversion of Class C Shares, Class C1 Shares and Class C2 Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National
Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
Nuveen Funds
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons" (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can signifi-

cantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Minnesota Intermediate Municipal Bond Fund (the “Minnesota Intermediate Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Minnesota Municipal Bond Fund (the “Minnesota Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Nebraska Municipal Bond Fund (the “Nebraska Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group in the one- and three-year periods and second quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Oregon Intermediate Municipal Bond Fund (the “Oregon Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group over such periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members noted that (a) the Minnesota Fund had a net management fee and a net expense ratio in line with its peer averages; (b) the Nebraska Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average; and (c) the Minnesota Intermediate Fund and the Oregon Fund each had a net management fee slightly higher than its respective peer average, but a net expense ratio below its respective peer average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary expense cap applicable to the Nebraska Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at eleven. None of the Directors who are not “interested” persons of the Funds (referred to herein as “independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	171
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	171
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	171
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	85
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	171
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (May 2012-April 2017).	171
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	171
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	171
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	171
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	171

(1)          Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-FTFI-0518D543906-INV-Y-07/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	20,021	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	19,948	0	0	0
Nuveen Nebraska Municipal Bond Fund	18,722	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	19,375	0	0	0

Total	$78,066	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	19,345	1,629	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	19,277	1,629	0	0
Nuveen Nebraska Municipal Bond Fund	18,096	1,629	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	18,735	1,629	0	0

Total	$75,453	$6,516	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	0	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	0	0	0	0
Nuveen Nebraska Municipal Bond Fund	0	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	0	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	0	0	0	0
Nuveen Nebraska Municipal Bond Fund	0	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2018